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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-01743

The Alger Funds II
(Exact name of registrant as specified in charter)

111 Fifth Avenue New York, New York			10003
(Address of principal executive offices)			(Zip code)

Mr. Hal Liebes Fred Alger Management, Inc. 111 Fifth Avenue New York, New York 10003
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-806-8800

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2008

ITEM 1.  REPORTS TO STOCKHOLDERS.

Alger Spectra Fund | Alger Green Fund | Alger Analyst Fund | Alger International Opportunities Fund | Alger Technology Fund

The Alger Funds II

(formerly The Spectra Funds)

Annual Report

October 31, 2008

Dear Shareholders,  November 25, 2008

The last year in the markets has been as unreal and fantastic as something out of Lewis Carroll's Alice's Adventures in Wonderland. Much like our world today, Wonderland was a sometimes frightening and dangerous place, where nothing made sense and rules changed frequently. It's far too true these days that, as Lewis' protagonist would say, things have gotten curiouser and curiouser. And there are no signs that conditions will become less curious anytime soon. Although investors remain steeped in uncertainty, the situation has already achieved a level of historical significance in that online encyclopedia Wikipedia has an entry for it: "Global Financial Crisis of 2008."

Wikipedia marks the week of September 7, 2008, as the beginning, but we can trace the tumult back to late 2007, when the unraveling of the housing market appeared, at first, to be the bottom. Like a tumble down the rabbit hole, however, there was yet more room to fall. Alice's descent relates to our own. The hole, Lewis writes, "went straight on like a tunnel for some way, and then dipped suddenly down, so suddenly that Alice had not a moment to think about stopping herself before she found herself falling down what seemed to be a very deep well."

Indications that the subprime disaster was not the deepest part of the well appeared in the spring with the collapse of Bear Stearns. A deceptively quiet few months followed, and then in August, perhaps in an early sign of what broad distress was to come, consumer credit dropped for the first time since 1998, declining by $7.9 billion. According to the Federal Reserve, it was the biggest monthly drop in more than half a century.

The Queen's Croquet Ground

By summer's end, the country's major financial institutions appeared as though they had been playing croquet with the Queen of Hearts, successful in her infamous demand, "Off with their heads!" Lehman Brothers was bankrupt, Bank of America had taken over embattled Merrill Lynch, the FDIC seized Washington Mutual — the U.S.'s largest savings and loan — and the Fed approved the multibillion dollar bailouts of Fannie Mae, Freddie Mac, and AIG.

In an effort to put some kind of bandage on the U.S.'s worsening economic wound, Congress passed the controversial $700 billion Emergency Economic Stabilization Act of 2008 in early October. As the month pushed forward, however, we saw more evidence of just how low the markets were capable of going. With investors fixating on the threat of a recession, the markets reflected the uncertainty over whether or not we had hit a bottom; record-breaking drops and rises littered the month. In one five-day period in early October, the Dow Jones Industrial Averagei lost 1,400 points. The period was topped the very next week during which the Dow traversed 1,600 points, from a high of 9,794 to a low of about 8,197. The S&P 500 Indexii, swung considerably, too, posting its biggest gain since the 1930s on October 13 before plunging two days later as retailers reported their sharpest sales drop in three years. Our fiscal year may have finished at the end of the month, but the tumult didn't.

In early November, the U.S. underwent an executive regime change with the election of Barack Obama to the presidency. As we foretold, the election itself had a minimal impact on the economy. Instead, the U.S. — and global — markets for the rest of the month succumbed to their own mayhem. The economies of Germany and Japan were officially in recession (with the U.S. following in early December), an automotive industry rescue was in debate, controversy surrounded the way in which the funds from the financial bailout plan were to be dispersed, and stocks continued to plunge. On November 20, the S&P 500, down 49% for the year, had its lowest close since 1997, and the Dow and NASDAQiii were at 5 1/2–year closing lows. The Dow itself was down 50% from its all-time high set in October 2007. The very next week, the bailout of Citigroup, Inc. joined the lengthening agenda.

Who Stole the Tarts?

Taking a magnifying glass to the third quarter, U.S. GDP declined 0.3% in its worst showing since 2001, when it declined 1.4% in the third quarter. Though little consolation, the current decline, which followed a 2.8% increase posted in the second quarter, was less than the -0.5% analysts were predicting.

The primary contributor to GDP decline was the squeezing of the American consumer. Although the Consumer Staples sector within the S&P 500 was the only sector to produce positive returns during the quarter, Americans reigned in their spending after the impact of the government's tax rebates wore off, cutting back on purchases of cars, furniture, household appliances, clothes, and other items. Personal consumption expenditures were 3.1% lower than in the second quarter, following a 1.2% increase in the first quarter. Compounding matters, disposable income fell at an annual rate of 8.7% in the third quarter, the largest quarterly drop since 1947. And the Price Index for Gross Domestic Purchases increased 4.8% from the 4.2% increase posted in the second quarter. The unemployment rate rose from 6.1% to 6.5% in October and then to 6.7% in November, a 15-year high; analysts said it could hit 8% or higher in 2009.

Businesses also cut back sharply in the third quarter, slashing spending on equipment and software at a 5.5% pace — the most since the first quarter of 2002 when the economy was struggling to recover from the 2001 recession. In addition to cuts in equipment and software, other negative contributions came from residential fixed investment. Home builders, too, cut spending at a 19.1% pace, indicating the 11th straight quarterly cutback.

However, there were some brighter spots: federal government spending, exports, private inventory investment, nonresidential structures, and state and local government spending were all positive contributors while imports, which are negative for the GDP, decreased in the quarter.

Although they grew at a 5.9% pace, U.S. exports did slow from the second quarter's 12.3% growth rate, reflecting less demand from overseas buyers who were now dealing with their own economic troubles. One year ago, we could say that the global economy was functioning separately from the U.S. economy: still healthy, still humming. But international markets are now also under pressure. With European recession official and U.S. exports weaker, it has become clear that any stability beyond the U.S. has been seriously diluted. China, however, holds more sway than it has in a long time; it is the largest holder of U.S. Treasuries and its huge trade surplus has helped it accumulate more foreign-currency reserves than any other country.

A Mad Tea Party

Like the Mad Hatter's watch that told only the day of the month and not the time, watching the nearly hour-by-hour destruction of the financial services sector became far too painful. Although the tea party borne from the overconfidence in the credit and housing markets has now become significantly smaller, we may not have seen the end of the chaos in financial services. It has been and continues to be massively reshaped and while some have not survived and others have had opportunities radically altered, there are some that will likely emerge better companies; our analysts are actively searching for those companies — across all sectors.

Through the Looking Glass

Carroll's follow up to Alice's Adventures in Wonderland — Through the Looking-Glass, and What Alice Found There — contains one of the greatest nonsensical poems ever written: Jabberwocky, which contains lines such as, "All mimsy were the borogoves,/And the mome raths outgrabe."

Similarly, these are mimsy, nonsensical times. However, we still do not believe that the global financial system is in dire jeopardy. In fact, we could be nearing the bottom in the equity market. And with a bottom comes opportunity. At the moment, stocks are at their lowest valuations since the 1980s; comparatively, Treasury valuations are at an all-time high and home values are still above where they were in the 1990s.

The vast concern over when — and how hard — we will hit the bottom certainly falls in the category of "curiouser." Growth may continue to be depressed in the near future, but we believe there is hope for a gradual recovery in 2009. Historically, the market has found the bottom and begun to rebound six to nine months ahead of an official recovery. Surveys of economists suggest the current recession will last throughout 2009, which, if the stock market follows a historical looking glass, would suggest it would bottom out in mid-2009. This estimate also — and perhaps too nicely — matches the 20-month average duration of bear markets since 1937, putting a similar stake in the ground for the bottom of this bear market at June of 2009. Unfortunately, these are only averages, meant, like records, to be broken. We have already, for example, fallen well below the average bear market decline (again since 1937) of roughly 34% with an S&P 500 decline of more than 44% as of this writing.

This year, high-quality companies with higher expected growth rates — the kinds of companies in which Alger invests — were punished by the market. Next year, our investment firm enters its 45th year in business. We have weathered many times of frightening uncertainty often coupled with deep bear markets. In each of those periods, Alger investment professionals have remained true, focused, and disciplined in executing upon our investment philosophy and process and on seeking out stock opportunities where others "fold" or "flee." We are confident now that, as in past bear markets, our discipline will allow us to fully participate in the upside of growth stocks when the markets once again reward high-quality, high-growth companies.

Why? At Alger, we think these difficult times favor our style of investing, which seeks out high-growth, high-quality companies. Specifically, by analyzing companies' financials and looking for "high quality," we are looking for companies with strong balance sheets, strong market positions, strong management teams — the ingredients that help any company prosper in good times and endure difficult ones. Further, to focus on "high-growth" companies might seem odd in a period when most companies are finding it difficult to even hold course. But, to this end, our sector analysts focus on identifying companies that — after this recession and over the longer term — we believe will be the market-share gainers, the shareholder-value generators, and the creators of new products and services in their sectors despite the recession. While, at present, all companies are focused on cost-cutting and tiptoeing through the madness of this recession, it is never more true than during times of recession that the strongest companies plant the seeds for higher future growth and, we believe, production of superior investment results for their shareholders.

Alice's Adventures in Wonderland was a knowing children's tale, an allegory meant to entertain the youngest generations and help them navigate the absurdities of an adult world. In the end, Alice woke up — a luxury that we, unfortunately, do not have. What we do have are defining principles and processes, expertise, and experience that have carried us through and will continue to enable us to guide our investors to a successful tomorrow. Like Alice in Wonderland, we've been thrust into a bizarre world. But Carroll also wrote Through the Looking-Glass, an almost equally as successful sequel to his famous story; now, we are eagerly awaiting the sequel to ours.

Respectfully submitted,

Daniel C. Chung

Chief Investment Officer

i  The Dow Jones Industrial Average is an index of common stocks comprised of major industrial companies and assumes reinvestment of dividends. It is frequently used as a general measure of stock market performance.

ii  Standard & Poor's 500 Index is an index of the 500 largest and most profitable companies in the United States.

iii  The Nasdaq Composite Index is a market value-weighted index that measures all domestic and non-U.S.-based securities listed on the Nasdaq stock market.

Investors cannot invest directly in an index. Index performance does not reflect the deduction for fees, expenses, or taxes.

This report and the financial statements contained herein are submitted for the general information of shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless proceeded or accompanied by an effective prospectus for the Fund.

Standard performance results can be found on the following pages. The investment return and principal value of an investment in a fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, visit us at www.alger.com, or call us at (800) 992-3863.

The views and opinions of the Fund's management in this report are as of the date of the Shareholders letter and are subject to change at any time subsequent to this date. There is no guarantee that any of the assumptions that formed the basis for the opinions stated herein are accurate or that they will materialize. Moreover, the information forming the basis for such assumptions is from sources believed to be reliable; however, there is no guarantee that such information is accurate. Any securities mentioned, whether owned in a fund or otherwise, are considered in the context of the construction of an overall portfolio of securities and therefore reference to them should not be construed as a recommendation or offer to purchase or sell any such security. Inclusion of such securities in a fund and transactions in such securities, if any, may be for a variety of reasons, including without limitation, in response to cash flows, inclusion in a benchmark, and risk control. The reference to a specific security should also be understood in such context and not viewed as a statement that the security is a significant holding in a portfolio. Please refer to the Schedule of Investments for each fund which is included in this report for a complete list of fund holdings as of October 31, 2008. Securities mentioned in the Shareholders letter, if not found in the Schedule of Investments, may have been held by the Funds during the Funds' fiscal year.

A Word About Risk

Growth stocks tend to be more volatile than other stocks as the price of growth stocks tends to be higher in relation to their companies' earnings and may be more sensitive to market, political, and economic developments. Investing in the stock market involves gains and losses and may not be suitable for all investors. Stocks of small- and mid-sized companies are subject to greater risk than stocks of larger, more established companies owing to such factors as limited liquidity, inexperienced management, and limited financial resources. Investing in foreign securities involves additional risk (including currency risk, risks related to political, social, or economic conditions, and risks associated with foreign markets, such as increased volatility, limited liquidity, less stringent regulatory and legal system, and lack of industry and country diversification), and may not be suitable for all investors. Funds that participate in leveraging are subject to the risk that borrowing money to leverage will exceed the returns for securities purchased or that the securities purchased may actually go down in value; thus, the Fund's net asset value can decrease more quickly than if the Fund had not borrowed. The Alger Green Fund's environmental focus may limit the investment options available to the Fund and may result in lower returns than returns of funds not subject to such investment considerations. For a more detailed discussion of the risks associated with a Fund, please see the Fund's Prospectus.

Before investing, carefully consider a fund's investment objective, risks, charges, and expenses. For a prospectus containing this and other information about The Alger Funds II, call us at (800) 992-3863 or visit us at www.alger.com. Read it carefully before investing. Fred Alger & Company, Incorporated, Distributor. Member NYSE, SIPC.

NOT FDIC INSURED. NOT BANK GUARANTEED. MAY LOSE VALUE.

FUND PERFORMANCE AS OF 9/30/08 (Unaudited)*

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	20 YEARS
Alger Spectra Class A	(29.57%)	7.67%	3.83%	12.62%
Alger Spectra Class C	(26.88%)	8.06%	3.62%	12.10%
Alger Spectra Class I	(25.58%)	8.87%	4.40%	12.93%
Alger Green Class A	(27.85%)	6.63%	(4.57%)(1)	n/a
Alger Green Class C	(25.17%)	6.99%	(4.63%)(1)	n/a
Alger Green Class I	(23.85%)	7.79%	(3.91%)(1)	n/a
Alger Analyst Class A	(28.45%)	(12.39%)(2)	n/a	n/a
Alger Analyst Class C	(25.91%)	(9.99%)(2)	n/a	n/a
Alger Analyst Class I	(24.58%)	(9.30%)(2)	n/a	n/a
Alger International Opportunities Class A	(36.40%)	(13.36%)(3)	n/a	n/a
Alger International Opportunities Class C	(34.20%)	(11.17%)(3)	n/a	n/a
Alger International Opportunities Class I	(33.04%)	(10.50%)(3)	n/a	n/a
Alger Technology Class A	(37.00%)	1.88%	(14.70%)(4)	n/a
Alger Technology Class C	(35.27%)	2.03%	(14.87%)(4)	n/a
Alger Technology Class I	(34.11%)	2.79%	(14.22%)(4)	n/a

*  The Fund's Class N Shares were redesignated as Class A Shares on September 24, 2008. Class A Share performance data prior to September 24, 2008, represents the performance of the Fund's Class N Shares, adjusted to reflect the maximum front-end sales load. Class C performance data prior to September 24, 2008, Class inception, represents the performance of the Fund's Class N Shares adjusted to reflect the applicable contingent deferred sales charge and higher operating expenses of Class C Shares. Class I performance data prior to September 24, 2008, Class inception, represents the Fund's Class N Shares.

(1)  Since inception, 12/4/00. Performance figures prior to 1/12/2007 are those of Alger Green Institutional Fund and performance prior to 10/19/2006 represents the performance of the Alger Socially Responsible Institutional Fund Class I shares, the predecessor fund to the Alger Green Institutional Fund. The predecessor fund followed different investment strategies and had different portfolio managers. As of 1/12/2007, the Alger Green Institutional Fund became the Spectra Green Fund.

(2)  Since inception, 4/2/07.

(3)  Since inception, 3/1/07.

(4)  Since inception, 9/1/00. Performance figures prior to 12/7/07 are those of the SM&R Alger Technology Fund Class A shares, the predecessor fund to the Alger Technology Fund.

ALGER SPECTRA FUND

Fund Highlights Through October 31, 2008 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Spectra Fund Class A shares, with an initial sales charge of 5.25% maximum sales charge, and the Russell 3000 Growth Index (an unmanaged index of common stocks) for the ten years ended October 31, 2008. The figures for the Alger Spectra Fund Class A and the Russell 3000 Growth Index include reinvestment of dividends. Performance for the Alger Spectra Fund Class C and Class I shares will vary from the results shown above due to differences in expenses and sales charges those classes bear.

Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 10/31/08†

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	20 YEARS
Class A	(44.18%)	2.64%	1.57%	11.70%
Russell 3000 Growth Index	(37.04%)	(1.20%)	(1.83%)	7.62%
Class C	(42.08%)	3.00%	1.36%	11.18%
Russell 3000 Growth Index	(37.04%)	(1.20%)	(1.83%)	7.62%
Class I	(41.00%)	3.78%	2.13%	12.01%
Russell 3000 Growth Index	(37.04%)	(1.20%)	(1.83%)	7.62%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund's average annual total returns include changes in share price and reinvestment of dividends and capital gains. The graph and table above do not reflect the deduction of taxes that a shareholder would have paid on fund distributions or on the redemption of fund shares. Investment return and principal will fluctuate and the Fund's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

† Returns reflect maximum initial sales charges on Class A shares and applicable contingent deferred sales charges on Class C shares. The Fund's Class N Shares were redesignated as Class A Shares on September 24, 2008. Class A Share performance data prior to September 24, 2008, Class inception, represents the performance of the Fund's Class N Shares, adjusted to reflect the maximum front-end sales charge. Class C performance data prior to September 24, 2008, represents the performance of the Fund's Class N Shares adjusted to reflect the applicable contingent deferred sales charge and higher operation expenses of Class C Shares. Class I performance data prior to September 24, 2008, Class inception, represents the Fund's Class N Shares.

ALGER GREEN FUND

Fund Highlights Through October 31, 2008 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Green Fund Class A shares, with an initial sales charge of 5.25% maximum sales charge, and the Russell 3000 Growth Index (an unmanaged index of common stocks) on December 4, 2000 through October 31, 2008. The figures for the Alger Green Fund Class A and the Russell 3000 Growth Index include reinvestment of dividends. Performance for the Alger Green Fund Class C and Class I shares will vary from the results shown above due to differences in expenses and sales charges those classes bear.

Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 10/31/08†

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	SINCE INCEPTION
Class A (Inception 12/4/00*)	(44.51%)	1.30%	(6.78%)
Russell 3000 Growth Index	(37.04%)	(1.20%)	(4.74%)
Class C (Inception 12/4/00*)	(42.54%)	1.62%	(6.85%)
Russell 3000 Growth Index	(37.04%)	(1.20%)	(4.74%)
Class I (Inception 12/4/00*)	(41.43%)	2.40%	(6.14%)
Russell 3000 Growth Index	(37.04%)	(1.20%)	(4.74%)

* Performance figures prior to 1/12/2007 are those of Alger Green Institutional Fund and performance prior to 10/19/2006 represents the performance of the Alger Socially Responsible Institutional Fund Class I shares, the predecessor fund to the Alger Green Institutional Fund. The predecessor fund followed different investment strategies and had different portfolio managers. As of 1/12/2007 the Alger Green Institutional Fund became the Spectra Green Fund.

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The fund's average annual total returns include changes in share price and reinvestment of dividends and capital gains. The graph and table above do not reflect the deduction of taxes that a shareholder would have paid on fund distributions or on the redemption of fund shares. Investment return and principal will fluctuate and the fund's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

† Returns reflect maximum initial sales charges on Class A shares and applicable contingent deferred sales charges on Class C shares. The Fund's Class N Shares were redesignated as Class A Shares on September 24, 2008. Class A Share performance data prior to September 24, 2008, represents the performance of the Fund's Class N Shares, adjusted to reflect the maximum front-end sales charge. Class C performance data prior to September 24, 2008, Class inception, represents the performance of the Fund's Class N Shares adjusted to reflect the applicable contingent deferred sales charge and higher operation expenses of Class C Shares. Class I performance data prior to September 24, 2008, Class inception, represents the Fund's Class N Shares.

ALGER ANALYST FUND

Fund Highlights Through October 31, 2008 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Analyst Fund Class A shares, with an initial sales charge of 5.25% maximum sales charge, and the Russell 3000 Growth Index (an unmanaged index of common stocks) on March 30, 2007, the inception date of the Alger Analyst Fund Class A, through October 31, 2008. The figures for the Alger Analyst Fund and the Russell 3000 Growth Index include reinvestment of dividends. Performance for the Alger Analyst Class C and Class I shares will vary from the results shown above due to differences in expenses and sales charges those classes bear.

Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 10/31/08†

TOTAL RETURNS

	1 YEAR	SINCE INCEPTION
Class A (Inception 3/30/07)	(46.01%)	(23.59%)
Russell 3000 Growth Index	(37.04%)	(18.50%)
Class C (Inception 3/30/07)	(44.08%)	(21.60%)
Russell 3000 Growth Index	(37.04%)	(18.50%)
Class I (Inception 3/30/07)	(43.11%)	(21.03%)
Russell 3000 Growth Index	(37.04%)	(18.50%)

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund's average annual total returns include changes in share price and reinvestment of dividends and capital gains. The graph and table above do not reflect the deduction of taxes that a shareholder would have paid on fund distributions or on the redemption of fund shares. Investment return and principal will fluctuate and the Fund's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

† Returns reflect maximum initial sales charges on Class A shares and applicable contingent deferred sales charges on Class C shares. The Fund's Class N Shares were redesignated as Class A Shares on September 24, 2008. Class A Share performance data prior to September 24, 2008, represents the performance of the Fund's Class N Shares, adjusted to reflect the maximum front-end sales charge. Class C performance data prior to September 24, 2008, Class inception, represents the performance of the Fund's Class N Shares adjusted to reflect the applicable contingent deferred sales charge and higher operation expenses of Class C Shares. Class I performance data prior to September 24, 2008, Class inception, represents the Fund's Class N Shares.

ALGER INTERNATIONAL OPPORTUNITIES FUND

Fund Highlights Through October 31, 2008 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger International Opportunities Fund Class A shares, with an initial sales charge of 5.25% maximum sales charge, and the MSCI EAFE Index and the MSCI All Country World Index ex U.S. Index (both unmanaged indexes of common stocks) on February 28, 2007, the inception date of the Alger International Opportunities Fund Class A, through October 31, 2008. The figures for the Alger International Opportunities Fund, MSCI EAFE and the MSCI All Country World Index ex U.S. Index include reinvestment of dividends. Performance for the Alger International Opportunities Class C and Class I shares will vary from the results shown above due to differences in expenses and sales charges those classes bear.

Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 10/31/08†

TOTAL RETURNS

	1 YEAR	SINCE INCEPTION
Class A (Inception 2/28/07)	(54.90%)	(25.46%)
MSCI EAFE Index	(42.98%)	(26.10%)
MSCI All Country World Index ex U.S. Index	(42.13%)	(25.20%)
Class C (Inception 2/28/07)	(53.35%)	(23.70%)
MSCI EAFE Index	(42.98%)	(26.10%)
MSCI All Country World Index ex U.S. Index	(42.13%)	(25.20%)
Class I (Inception 2/28/07)	(52.55%)	(23.16%)
MSCI EAFE Index	(42.98%)	(26.10%)
MSCI All Country World Index ex U.S. Index	(42.13%)	(25.20%)

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund's average annual total returns include changes in share price and reinvestment of dividends and capital gains. The graph and table above do not reflect the deduction of taxes that a shareholder would have paid on fund distributions or on the redemption of fund shares. Investment return and principal will fluctuate and the Fund's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

† Returns reflect maximum initial sales charges on Class A shares and applicable contingent deferred sales charges on Class C shares. The Fund's Class N Shares were redesignated as Class A Shares on September 24, 2008. Class A Share performance data prior to September 24, 2008, represents the performance of the Fund's Class N Shares, adjusted to reflect the maximum front-end sales charge. Class C performance data prior to September 24, 2008, Class inception, represents the performance of the Fund's Class N Shares adjusted to reflect the applicable contingent deferred sales charge and higher operation expenses of Class C Shares. Class I performance data prior to September 24, 2008, Class inception, represents the Fund's Class N Shares.

ALGER TECHNOLOGY FUND

Fund Highlights Through October 31, 2008 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Technology Fund Class A shares, with an initial sales charge of 5.25% maximum sales charge, and the S&P North America Technology Sector Index (an unmanaged index of common stocks) on September 1, 2000, the inception date of the Alger Technology Fund Class A, through October 31, 2008. The figures for the Alger Technology Fund and the S&P North America Technology Sector Index include reinvestment of dividends. Performance for the Alger Technology Class C and Class I shares will vary from the results shown above due to differences in expenses and sales charges those classes bear.

Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 10/31/08†

TOTAL RETURNS

	1 YEAR	5 YEARS	SINCE INCEPTION
Class A (Inception 9/1/00*)	(54.66%)	(5.00%)	(16.96%)
S&P North America Technology Sector Index	(41.85%)	(3.27%)	(14.04%)
Class C (Inception 9/1/00*)	(53.50%)	(4.89%)	(17.16%)
S&P North America Technology Sector Index	(41.85%)	(3.27%)	(14.04%)
Class I (Inception 9/1/00*)	(52.69%)	(4.19%)	(16.53%)
S&P North America Technology Sector Index	(41.85%)	(3.27%)	(14.04%)

*  Performance figures prior to December 7, 2007 are those of the SM&R Alger Technology Fund Class A shares, without a front end sales load.

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund's average annual total returns include changes in share price and reinvestment of dividends and capital gains. The graph and table above do not reflect the deduction of taxes that a shareholder would have paid on fund distributions or on the redemption of fund shares. Investment return and principal will fluctuate and the Fund's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

† Returns reflect maximum initial sales charges on Class A shares and applicable contingent deferred sales charges on Class C shares. The Fund's Class N Shares were redesignated as Class A Shares on September 24, 2008. Class A Share performance data prior to September 24, 2008, represents the performance of the Fund's Class N Shares, adjusted to reflect the maximum front-end sales charge. Class C performance data prior to September 24, 2008, Class inception, represents the performance of the Fund's Class N Shares adjusted to reflect the applicable contingent deferred sales charge and higher operation expenses of Class C Shares. Class I performance data prior to September 24, 2008, Class inception, represents the Fund's Class N Shares.

PORTFOLIO SUMMARY†

October 31, 2008 (Unaudited)

SECTOR	SPECTRA FUND	GREEN FUND	ANALYST FUND	TECHNOLOGY FUND
Consumer Discretionary	6.3%	12.6%	13.9%	3.2%
Consumer Staples	9.0	9.4	4.6	0.0
Energy	9.8	4.1	3.8	1.6
Financials	7.7	5.9	9.1	0.5
Health Care	17.8	13.3	22.5	7.7
Industrials	9.0	15.7	9.2	2.6
Information Technology	26.5	29.2	21.7	64.4
Materials	5.1	3.6	2.0	0.0
Telecommunication Services	1.9	0.0	1.3	3.0
Utilities	0.1	0.0	0.0	0.0
Cash and Net Other Assets	6.8	6.2	11.9	17.0
	100.0%	100.0%	100.0%	100.0%

INTERNATIONAL OPPORTUNITIES FUND

COUNTRY	VALUE (%)
Australia	3.4%
Belgium	2.0
Bermuda	3.2
Brazil	4.4
Britain	10.0
Canada	1.7
China	4.9
Denmark	0.7
Finland	2.3
France	5.3
Germany	8.7
Greece	1.1
Hong Kong	2.5
India	4.3
Ireland	0.7
COUNTRY	VALUE (%)
Israel	9.8%
Italy	0.1
Japan	11.2
Netherlands	3.6
Norway	1.9
Portugal	1.2
South Africa	1.8
Sweden	0.2
Switzerland	6.6
Taiwan	0.7
United States	1.8
Cash and Net Other Assets	5.9
100.0%

† Based on net assets for each fund.

THE ALGER FUNDS II | ALGER SPECTRA FUND

Schedule of Investments October 31, 2008

COMMON STOCKS—93.0%	SHARES	VALUE
AEROSPACE & DEFENSE—3.7%
BE Aerospace Inc.*	122,600	$1,577,862
General Dynamics Corp.	49,900	3,009,968
Lockheed Martin Corp.	20,404	1,735,360
		6,323,190
AIR FREIGHT & LOGISTICS—.4%
United Parcel Service Inc.	11,400	601,692
APPLICATION SOFTWARE—3.0%
Autodesk Inc.*	69,800	1,487,438
Intuit Inc.*	25,000	626,500
Net 1 UEPS Technologies Inc.*	33,300	466,200
Solera Holdings Inc.*	54,400	1,354,016
Synopsys Inc.*	62,800	1,147,984
		5,082,138
ASSET MANAGEMENT & CUSTODY BANKS—2.2%
Affiliated Managers Group Inc.*	15,400	714,252
AllianceBernstein Holding LP	40,800	956,352
Invesco Ltd.	140,700	2,097,837
		3,768,441
BIOTECHNOLOGY—6.1%
Alexion Pharmaceuticals Inc.*	11,700	476,775
Amgen Inc.*	9,700	580,933
Biogen Idec Inc.*	47,100	2,004,105
Cephalon Inc.*	30,000	2,151,600
Genentech Inc.*	36,000	2,985,840
Gilead Sciences Inc.*	18,400	843,640
United Therapeutics Corp.*	15,900	1,386,957
		10,429,850
CABLE & SATELLITE—.5%
Comcast Corp., Cl. A	52,400	808,008
COAL & CONSUMABLE FUELS—.6%
Alpha Natural Resources Inc.*	6,000	214,620
Consol Energy Inc.	15,500	486,545
Peabody Energy Corp.	8,400	289,884
		991,049
COMMODITY CHEMICALS—.5%
Celanese Corp.	66,100	916,146
COMMUNICATIONS EQUIPMENT—2.5%
Cisco Systems Inc.*	22,700	403,379
Nice Systems Ltd.*#	108,275	2,421,029
Research In Motion Ltd.*	12,500	630,375
Sonus Networks Inc.*	380,200	840,242
		4,295,025

THE ALGER FUNDS II | ALGER SPECTRA FUND

Schedule of Investments (Continued) October 31, 2008

COMMON STOCKS—(CONT.)	SHARES	VALUE
COMPUTER HARDWARE—.9%
Apple Inc.*+	14,600	$1,570,814
COMPUTER STORAGE & PERIPHERALS—.3%
EMC Corp.*	39,000	459,420
CONSTRUCTION & ENGINEERING—.5%
Quanta Services Inc.*	43,700	863,512
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—1.0%
Deere & Co.	42,000	1,619,520
DATA PROCESSING & OUTSOURCED SERVICES—.6%
Visa Inc., Cl. A	17,400	963,090
DIVERSIFIED METALS & MINING—1.1%
Freeport-McMoRan Copper & Gold Inc.	41,100	1,196,010
Thompson Creek Metals Co., Inc.*	121,500	724,140
		1,920,150
DRUG RETAIL—1.1%
CVS/Caremark Corp.	62,500	1,915,625
ELECTRIC UTILITIES—.1%
FirstEnergy Corp.	4,400	229,504
ELECTRICAL COMPONENTS & EQUIPMENT—1.1%
First Solar Inc.*	1,300	186,810
General Cable Corp.*	42,000	717,360
JA Solar Holdings Co., Ltd.*#	188,680	905,664
		1,809,834
ENVIRONMENTAL & FACILITIES SERVICES—.4%
Waste Connections Inc.*	18,900	639,765
FERTILIZERS & AGRICULTURAL CHEMICALS—1.5%
Monsanto Co.	2,900	258,042
Mosaic Co.,/The	34,200	1,347,822
Potash Corp., of Saskatchewan	8,200	699,132
Terra Industries Inc.	9,200	202,308
		2,507,304
FOOTWEAR—.1%
Deckers Outdoor Corp.*	1,900	161,234
GENERAL MERCHANDISE STORES—.5%
Family Dollar Stores Inc.	29,300	788,463
HEALTH CARE EQUIPMENT—3.3%
Baxter International Inc.	26,000	1,572,740
Covidien Ltd.	44,700	1,979,763
Hologic Inc.*	32,300	395,352
Insulet Corp.*	166,600	932,960
Thoratec Corp.*	6,500	160,030
Varian Medical Systems Inc.*	8,400	382,284
Zimmer Holdings Inc.*	5,100	236,793
		5,659,922

THE ALGER FUNDS II | ALGER SPECTRA FUND

Schedule of Investments (Continued) October 31, 2008

COMMON STOCKS—(CONT.)	SHARES	VALUE
HEALTH CARE SUPPLIES—1.0%
Inverness Medical Innovations Inc.*	90,861	$1,739,988
HOME ENTERTAINMENT SOFTWARE—5.3%
Activision Blizzard Inc.*	141,800	1,766,828
Nintendo Co., Ltd.#	185,600	7,218,300
		8,985,128
HOUSEHOLD PRODUCTS—.5%
Procter & Gamble Co.	12,800	826,112
HOUSEWARES & SPECIALTIES—1.1%
Tupperware Brands Corp.	76,600	1,937,980
INDUSTRIAL CONGLOMERATES—1.0%
McDermott International Inc.*	74,900	1,283,037
Tyco International Ltd.	17,200	434,816
		1,717,853
INDUSTRIAL MACHINERY—.8%
ITT Corp.	24,800	1,103,600
SPX Corp.	8,200	317,668
		1,421,268
INTEGRATED OIL & GAS—1.5%
Chevron Corp.	28,600	2,133,560
Exxon Mobil Corp.	2,200	163,064
Marathon Oil Corp.	11,700	340,470
		2,637,094
INTERNET RETAIL—.4%
Expedia Inc.*	72,400	688,524
INTERNET SOFTWARE & SERVICES—5.9%
eBay Inc.*	222,700	3,400,629
IAC/InterActiveCorp.*	251,600	4,216,816
Netease.com*#	39,900	897,750
Sina Corp.*	47,100	1,526,040
		10,041,235
INVESTMENT BANKING & BROKERAGE—.9%
Lazard Ltd., Cl. A	53,400	1,611,078
IT CONSULTING & OTHER SERVICES—.6%
Cognizant Technology Solutions Corp., Cl. A*	26,100	501,120
Satyam Computer Services Ltd.#	30,600	481,338
		982,458
LEISURE PRODUCTS—1.4%
Gildan Activewear Inc.*	82,050	1,916,688
Polo Ralph Lauren Corp., Cl. A	9,100	429,247
		2,345,935

THE ALGER FUNDS II | ALGER SPECTRA FUND

Schedule of Investments (Continued) October 31, 2008

COMMON STOCKS—(CONT.)	SHARES	VALUE
LIFE & HEALTH INSURANCE—.8%
MetLife Inc.	40,494	$1,345,211
LIFE SCIENCES TOOLS & SERVICES—2.4%
Invitrogen Corp.*	82,000	2,360,780
Thermo Fisher Scientific Inc.*	44,200	1,794,520
		4,155,300
MANAGED HEALTH CARE—.2%
UnitedHealth Group Inc.	15,800	374,934
METAL & GLASS CONTAINERS—1.2%
Owens-Illinois Inc.*	90,800	2,077,504
MOVIES & ENTERTAINMENT—1.3%
DreamWorks Animation SKG Inc.*	16,500	463,650
Regal Entertainment Group	106,300	1,364,892
Viacom Inc., Cl. B*	22,100	446,862
		2,275,404
OFFICE REITS—.8%
Digital Realty Trust Inc.	39,200	1,312,416
OIL & GAS EQUIPMENT & SERVICES—2.7%
Baker Hughes Inc.	17,000	594,150
Weatherford International Ltd.*	233,100	3,934,728
		4,528,878
OIL & GAS EXPLORATION & PRODUCTION—5.0%
Concho Resources Inc.*	36,800	782,000
Denbury Resources Inc.*	178,700	2,271,277
Devon Energy Corp.	1,100	88,946
Newfield Exploration Co.*	64,600	1,484,508
Nexen Inc.	193,400	3,092,466
Petrobank Energy & Resources Ltd.*	42,600	805,856
Whiting Petroleum Corp.*	1,200	62,388
		8,587,441
OTHER DIVERSIFIED FINANCIAL SERVICES—.6%
BM&F BOVESPA SA	84,477	229,991
JPMorgan Chase & Co.	19,200	792,000
		1,021,991
PACKAGED FOODS & MEATS—.5%
ConAgra Foods Inc.	46,700	813,514
PHARMACEUTICALS—4.6%
Abbott Laboratories+	109,000	6,011,350
Mylan Inc.*	68,800	589,616
Pfizer Inc.	72,500	1,283,975
		7,884,941

THE ALGER FUNDS II | ALGER SPECTRA FUND

Schedule of Investments (Continued) October 31, 2008

COMMON STOCKS—(CONT.)	SHARES	VALUE
PROPERTY & CASUALTY INSURANCE—.3%
ACE Ltd.	8,100	$464,616
PUBLISHING—1.0%
McGraw-Hill Co., Inc.,/The	65,600	1,760,704
SEMICONDUCTOR EQUIPMENT—.3%
Tessera Technologies Inc.*	33,955	586,742
SEMICONDUCTORS—3.0%
Atheros Communications Inc.*	74,800	1,344,156
Intel Corp.	99,900	1,598,400
Marvell Technology Group Ltd.*	79,000	549,840
Skyworks Solutions Inc.*	227,700	1,623,501
		5,115,897
SOFT DRINKS—.2%
Coca-Cola Co.,/The	9,100	400,946
SPECIALIZED FINANCE—.7%
NYSE Euronext	41,400	1,249,452
STEEL—.8%
Cliffs Natural Resources Inc.	49,400	1,333,306
SYSTEMS SOFTWARE—2.8%
Microsoft Corp.	199,800	4,461,534
Symantec Corp.*	22,600	284,308
		4,745,842
TECHNOLOGY DISTRIBUTORS—1.4%
Mellanox Technologies Ltd.*	301,700	2,341,192
THRIFTS & MORTGAGE FINANCE—1.4%
People's United Financial Inc.	133,800	2,341,500
TOBACCO—6.7%
Altria Group Inc.	148,100	2,842,039
Philip Morris International Inc.	196,500	8,541,855
		11,383,894
WIRELESS TELECOMMUNICATION SERVICES—1.9%
NII Holdings Inc., Cl. B*	38,100	981,456
SBA Communications Corp.*	104,000	2,182,960
		3,164,416
TOTAL COMMON STOCKS (Cost $209,842,752)		158,524,390

THE ALGER FUNDS II | ALGER SPECTRA FUND

Schedule of Investments (Continued) October 31, 2008

CONVERTIBLE CORPORATE BONDS—.2%	PRINCIPAL AMOUNT	VALUE
ELECTRICAL COMPONENTS & EQUIPMENT
JA Solar Holdings Co., Ltd., 4.50%, 5/15/13 (Cost $823,000)	$823,000	$256,160
SHORT-TERM INVESTMENTS—3.1%
TIME DEPOSITS
Citibank London, .96%, 11/3/08 (Cost $5,226,806)	5,226,806	5,226,806
Total Investments (Cost $215,892,558)(a)	96.3%	164,007,356
Other Assests in Excess of Liabilities	3.7	6,310,692
NET ASSETS	100.0%	$170,318,048

  *  Non-income producing security.

  #  American Depositary Receipts.

  +  All or a portion of the securities are pledged as collateral for securities sold short.

  (a)  At October 31, 2008, the net unrealized depreciation on investments, based on cost for federal income tax purposes of $225,784,820 amounted to $61,777,464 which consisted of aggregate gross unrealized appreciation of $2,713,122 and aggregate gross unrealized depreciation of $64,490,586.

See Notes to Financial Statements.

THE ALGER FUNDS II | ALGER SPECTRA FUND

Schedule of Securities Sold Short October 31, 2008

	SHARES	VALUE
COMMON STOCKS
Ameriprise Financial Inc.	21,000	$453,600
Autozone Inc.	4,500	572,805
AvalonBay Communities Inc.	23,100	1,640,562
Danaher Corp.	6,000	355,440
iShares Dow Jones Transportation Average Index Fund	11,800	823,404
iShares Dow Jones US Real Estate Index Fund	85,800	3,641,352
Ross Stores Inc.	12,700	415,163
SAP AG#	16,000	565,280
US Bancorp.	28,100	837,661
Wells Fargo & Co.	44,500	1,515,225
(Total Proceeds Received $9,683,095)		$10,820,492

See Notes to Financial Statements.

THE ALGER FUNDS II | ALGER GREEN FUND

Schedule of Investments October 31, 2008

COMMON STOCKS—93.2%	SHARES	VALUE
AEROSPACE & DEFENSE—2.2%
Boeing Co.	5,170	$270,236
General Dynamics Corp.	3,655	220,470
		490,706
AIR FREIGHT & LOGISTICS—1.9%
FedEx Corp.	2,720	177,806
United Parcel Service Inc.	4,765	251,497
		429,303
APPAREL RETAIL—.5%
Urban Outfitters Inc.*	5,385	117,070
APPLICATION SOFTWARE—1.6%
Salesforce.com Inc.*	3,185	98,608
Solera Holdings Inc.*	10,430	259,603
		358,211
ASSET MANAGEMENT & CUSTODY BANKS—.6%
BlackRock Inc.	1,010	132,653
BIOTECHNOLOGY—5.7%
Amgen Inc.*	2,415	144,634
Genentech Inc.*	5,325	441,656
Gilead Sciences Inc.*	4,545	208,388
Metabolix Inc.*	27,440	257,113
United Therapeutics Corp.*	2,725	237,702
		1,289,493
COMMUNICATIONS EQUIPMENT—2.8%
Cisco Systems Inc.*	25,700	456,689
Nokia OYJ#	10,800	163,944
		620,633
COMPUTER & ELECTRONICS RETAIL—.8%
GameStop Corp., Cl. A*	6,720	184,061
COMPUTER HARDWARE—5.0%
Apple Inc.*	6,105	656,837
Hewlett-Packard Co.	6,380	244,226
International Business Machines Corp.	2,465	229,171
		1,130,234
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—2.1%
Cummins Inc.	7,810	201,889
Deere & Co.	6,795	262,015
		463,904
DATA PROCESSING & OUTSOURCED SERVICES—.6%
Visa Inc., Cl. A	2,500	138,375
DISTRIBUTORS—1.6%
LKQ Corp.*	31,690	362,534

THE ALGER FUNDS II | ALGER GREEN FUND

Schedule of Investments (Continued) October 31, 2008

COMMON STOCKS—(CONT.)	SHARES	VALUE
ELECTRICAL COMPONENTS & EQUIPMENT—2.2%
First Solar Inc.*	1,330	$191,121
General Cable Corp.*	6,870	117,340
JA Solar Holdings Co., Ltd.*#	38,855	186,504
		494,965
ENVIRONMENTAL & FACILITIES SERVICES—4.4%
Covanta Holding Corp.*	11,640	250,958
EnergySolutions Inc.	29,530	133,180
Tetra Tech Inc.*	12,695	279,163
Waste Management Inc.	10,140	316,672
		979,973
FERTILIZERS & AGRICULTURAL CHEMICALS—.5%
Potash Corp., of Saskatchewan	1,435	122,348
FOOD RETAIL—.5%
Whole Foods Market Inc.	9,475	101,572
FOOTWEAR—3.7%
Deckers Outdoor Corp.*	6,930	588,080
Iconix Brand Group Inc.*	21,865	238,110
		826,190
HEALTH CARE EQUIPMENT—2.3%
Boston Scientific Corp.*	12,205	110,211
Covidien Ltd.	2,885	127,777
Hologic Inc.*	10,640	130,234
Zimmer Holdings Inc.*	3,190	148,112
		516,334
HEALTH CARE SUPPLIES—.6%
Inverness Medical Innovations Inc.*	7,025	134,529
HEAVY ELECTRICAL EQUIPMENT—.3%
Vestas Wind Systems A/S*	1,850	75,383
HOME ENTERTAINMENT SOFTWARE—.8%
Electronic Arts Inc.*	8,115	184,860
HOUSEHOLD PRODUCTS—1.6%
Procter & Gamble Co.	5,639	363,941
HYPERMARKETS & SUPER CENTERS—4.1%
Costco Wholesale Corp.	4,535	258,540
Wal-Mart Stores Inc.	11,710	653,535
		912,075
INDUSTRIAL CONGLOMERATES—2.0%
General Electric Co.	22,656	442,019
INDUSTRIAL GASES—1.1%
Praxair Inc.	3,910	254,737

THE ALGER FUNDS II | ALGER GREEN FUND

Schedule of Investments (Continued) October 31, 2008

COMMON STOCKS—(CONT.)	SHARES	VALUE
INTEGRATED OIL & GAS—3.5%
BP PLC#	5,685	$282,545
Chevron Corp.	4,180	311,828
ConocoPhillips	3,680	191,434
		785,807
INTERNET RETAIL—1.0%
Amazon.com Inc.*	4,035	230,963
INTERNET SOFTWARE & SERVICES—7.3%
eBay Inc.*	27,270	416,413
Google Inc., Cl. A*	1,430	513,885
GSI Commerce Inc.*	20,815	215,435
IAC/InterActiveCorp.*	8,995	150,756
Netease.com*#	14,885	334,913
		1,631,402
INVESTMENT BANKING & BROKERAGE—1.8%
Goldman Sachs Group Inc.,/The	2,655	245,588
Lazard Ltd., Cl. A	5,125	154,621
		400,209
IT CONSULTING & OTHER SERVICES—1.8%
Accenture Ltd.	5,545	183,262
Satyam Computer Services Ltd.#	14,290	224,782
		408,044
LEISURE PRODUCTS—3.3%
American Apparel Inc.*	16,995	99,931
Gildan Activewear Inc.*	27,525	642,984
		742,915
MANAGED HEALTH CARE—.5%
WellPoint Inc.*	2,915	113,305
METAL & GLASS CONTAINERS—.8%
Pactiv Corp.*	7,260	171,046
OIL & GAS EQUIPMENT & SERVICES—.6%
Cameron International Corp.*	5,855	142,041
OTHER DIVERSIFIED FINANCIAL SERVICES—2.1%
Bank of America Corp.	9,255	223,693
JPMorgan Chase & Co.	6,110	252,038
		475,731
PACKAGED FOODS & MEATS—.8%
Chiquita Brands International Inc.*	12,360	168,713
PHARMACEUTICALS—4.2%
Abbott Laboratories	6,460	356,269
Johnson & Johnson	6,565	402,697
Merck & Co Inc.	5,990	185,391
		944,357

THE ALGER FUNDS II | ALGER GREEN FUND

Schedule of Investments (Continued) October 31, 2008

COMMON STOCKS—(CONT.)	SHARES	VALUE
PROPERTY & CASUALTY INSURANCE—.7%
ACE Ltd.	2,560	$146,841
REAL ESTATE MANAGEMENT & DEVELOPMENT—.8%
Brookfield Asset Management Inc.	9,860	177,775
RESTAURANTS—1.6%
Starbucks Corp.*	27,860	365,801
SEMICONDUCTOR EQUIPMENT—.4%
MEMC Electronic Materials Inc.*	5,110	93,921
SEMICONDUCTORS—3.4%
Atheros Communications Inc.*	10,380	186,529
Cree Inc.*	8,005	157,138
Intel Corp.	26,165	418,640
		762,307
SOFT DRINKS—2.5%
Coca-Cola Co.,/The	7,750	341,465
Hansen Natural Corp.*	8,920	225,854
		567,319
SPECIALTY CHEMICALS—1.1%
Flotek Industries Inc.*	31,300	154,935
Rockwood Holdings Inc.*	7,995	98,738
		253,673
SYSTEMS SOFTWARE—5.5%
Microsoft Corp.	40,930	913,967
Oracle Corp.*	17,720	324,099
		1,238,066
TOTAL COMMON STOCKS (Cost $28,553,049)		20,946,339
CONVERTIBLE CORPORATE BONDS—.6%	PRINCIPAL AMOUNT	VALUE
ELECTRICAL COMPONENTS & EQUIPMENT
Energy Conversion Devices Inc., 3.00%, 6/15/13	$150,000	75,750
JA Solar Holdings Co., Ltd., 4.50%, 5/15/13	225,000	70,031
TOTAL CONVERTIBLE CORPORATE BONDS (Cost $375,000)		145,781

THE ALGER FUNDS II | ALGER GREEN FUND

Schedule of Investments (Continued) October 31, 2008

SHORT-TERM INVESTMENTS—6.2%	PRINCIPAL AMOUNT	VALUE
TIME DEPOSITS
Citibank London, .96%, 11/3/08	$800,000	$800,000
JP Morgan Chase London, .96%, 11/3/08	592,072	592,072
TOTAL TIME DEPOSITS (Cost $1,392,072)		1,392,072
Total Investments (Cost $30,320,121)(a)	100.0%	22,484,192
Liabilities in Excess of Other Assets	0.0	(7,545)
NET ASSETS	100.0%	$22,476,647

  *  Non-income producing security.

  #  American Depositary Receipts.

  (a)  At October 31, 2008, the net unrealized depreciation on investments, based on cost for federal income tax purposes of $30,687,385 amounted to $8,203,193 which consisted of aggregate gross unrealized appreciation of $221,969 and aggregate gross unrealized depreciation of $8,425,162.

See Notes to Financial Statements.

THE ALGER FUNDS II | ALGER ANALYST FUND

Schedule of Investments October 31, 2008

COMMON STOCKS—88.1%	SHARES	VALUE
AEROSPACE & DEFENSE—1.5%
BE Aerospace Inc.*	1,792	$23,063
APPAREL RETAIL—2.5%
Urban Outfitters Inc.*	1,738	37,784
APPLICATION SOFTWARE—4.1%
Ansys Inc.*	402	11,509
Autodesk Inc.*	514	10,953
Net 1 UEPS Technologies Inc.*	828	11,592
Salesforce.com Inc.*	788	24,396
Synchronoss Technologies Inc.*	461	3,582
		62,032
ASSET MANAGEMENT & CUSTODY BANKS—1.4%
Affiliated Managers Group Inc.*	292	13,543
AllianceBernstein Holding LP	327	7,665
		21,208
BIOTECHNOLOGY—14.0%
Alexion Pharmaceuticals Inc.*	1,222	49,797
Celgene Corp.*	449	28,853
Genentech Inc.*	899	74,563
Gilead Sciences Inc.*	866	39,706
United Therapeutics Corp.*	222	19,365
		212,284
CASINOS & GAMING—1.5%
Bally Technologies Inc.*	1,038	22,992
COAL & CONSUMABLE FUELS—.4%
Consol Energy Inc.	218	6,843
COMMUNICATIONS EQUIPMENT—2.6%
Nokia OYJ#	396	6,011
Polycom Inc.*	620	13,026
Research In Motion Ltd.*	298	15,028
Sonus Networks Inc.*	2,414	5,335
		39,400
COMPUTER & ELECTRONICS RETAIL—1.3%
GameStop Corp., Cl. A*	719	19,693
COMPUTER HARDWARE—3.8%
Apple Inc.*	254	27,328
Hewlett-Packard Co.	780	29,858
		57,186
CONSTRUCTION & ENGINEERING—1.0%
Chicago Bridge & Iron Co., NV	1,217	15,079

THE ALGER FUNDS II | ALGER ANALYST FUND

Schedule of Investments (Continued) October 31, 2008

COMMON STOCKS—(CONT.)	SHARES	VALUE
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—3.7%
Bucyrus International Inc.	1,100	$26,543
Cummins Inc.	830	21,456
Manitowoc Co., Inc.,/The	823	8,098
		56,097
CONSUMER ELECTRONICS—.7%
Sony Corp.#	450	10,458
DATA PROCESSING & OUTSOURCED SERVICES—.9%
Alliance Data Systems Corp.*	278	13,944
DISTILLERS & VINTNERS—.8%
Central European Distribution Corp.*	435	12,524
DIVERSIFIED METALS & MINING—.5%
Cia Vale do Rio Doce#	600	7,872
ELECTRICAL COMPONENTS & EQUIPMENT—.6%
JA Solar Holdings Co., Ltd*#	1,958	9,398
ELECTRONIC COMPONENTS—.3%
Dolby Laboratories Inc., Cl. A*	120	3,788
FOOD RETAIL—.7%
Whole Foods Market Inc.	1,039	11,138
FOOTWEAR—3.1%
Deckers Outdoor Corp.*	356	30,210
Iconix Brand Group Inc.*	1,520	16,553
		46,763
HEALTH CARE EQUIPMENT—3.7%
Boston Scientific Corp.*	2,163	19,532
St. Jude Medical Inc.*	500	19,015
Zimmer Holdings Inc.*	360	16,715
		55,262
HEALTH CARE FACILITIES—2.2%
Community Health Systems Inc.*	500	10,250
Tenet Healthcare Corp.*	1,000	4,380
Universal Health Services Inc.	400	16,816
Inverness Medical Innovations Inc.*	59	1,130
		32,576
HOME ENTERTAINMENT SOFTWARE—2.3%
Activision Blizzard Inc.*	492	6,130
Take-Two Interactive Software Inc.	741	8,788
THQ Inc.*	2,630	19,594
		34,512

THE ALGER FUNDS II | ALGER ANALYST FUND

Schedule of Investments (Continued) October 31, 2008

COMMON STOCKS—(CONT.)	SHARES	VALUE
HOUSEWARES & SPECIALTIES—1.0%
Tupperware Brands Corp.	599	$15,155
INDUSTRIAL CONGLOMERATES—.3%
McDermott International Inc.*	275	4,711
INDUSTRIAL MACHINERY—.9%
Clarcor Inc.	378	13,377
INTEGRATED OIL & GAS—.3%
Exxon Mobil Corp.	54	4,002
INTERNET RETAIL—.4%
Expedia Inc.*	562	5,345
INTERNET SOFTWARE & SERVICES—3.1%
eBay Inc.*	213	3,253
GSI Commerce Inc.*	1,867	19,323
Limelight Networks Inc.*	1,565	3,725
Netease.com*#	710	15,975
VistaPrint Ltd.*	237	4,046
		46,322
IT CONSULTING & OTHER SERVICES—1.3%
Cognizant Technology Solutions Corp., Cl. A*	1,005	19,296
LEISURE PRODUCTS—1.2%
Gildan Activewear Inc.*	800	18,688
LIFE & HEALTH INSURANCE—1.4%
Aflac Inc.	470	20,812
LIFE SCIENCES TOOLS & SERVICES—.4%
Icon PLC*#	100	2,537
Parexel International Corp.*	300	3,120
		5,657
MANAGED HEALTH CARE—.4%
Aetna Inc.	250	6,218
METAL & GLASS CONTAINERS—1.4%
Silgan Holdings Inc.	471	21,920
MOVIES & ENTERTAINMENT—.6%
DreamWorks Animation SKG Inc.*	348	9,779
OFFICE REITS—.7%
Digital Realty Trust Inc.	319	10,680
OIL & GAS DRILLING—.6%
Nabors Industries Ltd.*	651	9,361

THE ALGER FUNDS II | ALGER ANALYST FUND

Schedule of Investments (Continued) October 31, 2008

COMMON STOCKS—(CONT.)	SHARES	VALUE
OIL & GAS EXPLORATION & PRODUCTION—2.5%
Chesapeake Energy Corp.	124	$2,724
Concho Resources Inc.*	516	10,965
Denbury Resources Inc.*	600	7,626
Devon Energy Corp.	200	16,172
		37,487
PHARMACEUTICALS—1.9%
Mylan Inc.*	1,250	10,713
Optimer Pharmaceuticals Inc.*	4,371	18,140
		28,853
RESTAURANTS—.7%
Starbucks Corp.*	810	10,635
SECURITY & ALARM SERVICES—1.2%
Geo Group Inc.,/The*	1,028	18,154
SEMICONDUCTOR EQUIPMENT—1.1%
Lam Research Corp.*	489	10,934
MEMC Electronic Materials Inc.*	352	6,470
		17,404
SEMICONDUCTORS—2.2%
Atheros Communications Inc.*	827	14,861
Marvell Technology Group Ltd.*	1,438	10,008
ON Semiconductor Corp.*	1,788	9,137
		34,006
SOFT DRINKS—.7%
Hansen Natural Corp.*	446	11,293
SPECIALIZED FINANCE—2.9%
CME Group Inc.	89	25,111
NYSE Euronext	600	18,108
		43,219
SPECIALTY STORES—.9%
Tractor Supply Co.*	311	12,925
THRIFTS & MORTGAGE FINANCE—2.8%
Brookline Bancorp Inc.	1,770	20,709
People's United Financial Inc.	1,201	21,018
		41,727
TOBACCO—2.3%
Altria Group Inc.	728	13,970
Philip Morris International Inc.	477	20,735
		34,705
WIRELESS TELECOMMUNICATION SERVICES—1.3%
SBA Communications Corp.*	922	19,354
TOTAL COMMON STOCKS (Cost $1,917,473)		1,332,981

THE ALGER FUNDS II | ALGER ANALYST FUND

Schedule of Investments (Continued) October 31, 2008

SHORT-TERM INVESTMENTS—8.8%	PRINCIPAL AMOUNT	VALUE
TIME DEPOSITS
Citibank London, .96%, 11/3/08	$58,000	$58,000
Brown Brothers Harriman Cayman, .96%, 11/3/08	76,106	76,106
TOTAL TIME DEPOSITS (Cost $134,106)		134,106
Total Investments (Cost $2,051,579)(a)	96.9%	1,467,087
Other Assets in Excess of Liabilities	3.1	46,476
NET ASSETS	100.0%	$1,513,563

  *  Non-income producing security.

  #  American Depositary Receipts.

  (a)  At October 31, 2008, the net unrealized depreciation on investments, based on cost for federal income tax purposes of $2,060,170 amounted to $593,083 which consisted of aggregate gross unrealized appreciation of $28,909 and aggregate gross unrealized depreciation of $621,992.

See Notes to Financial Statements.

THE ALGER FUNDS II | ALGER INTERNATIONAL OPPORTUNITIES FUND

Schedule of Investments October 31, 2008

COMMON STOCKS—94.1%	SHARES	VALUE
AUSTRALIA—3.5%
BIOTECHNOLOGY—.5%
CSL Ltd.	450	$10,865
DIVERSIFIED BANKS—.3%
Commonwealth Bank of Australia	206	5,591
DIVERSIFIED METALS & MINING—1.7%
BHP Billiton Ltd.	634	12,092
Fortescue Metals Group Ltd.*	5,907	11,598
Rio Tinto Ltd.	204	10,477
		34,167
FOOD RETAIL—.3%
Woolworths Ltd.	277	5,126
OIL & GAS EXPLORATION & PRODUCTION—.7%
Linc Energy Ltd.*	7,604	14,783
TOTAL AUSTRALIA (Cost $151,132)		70,532
BELGIUM—2.0%
BREWERS—.2%
InBev NV	120	4,815
INTEGRATED TELECOMMUNICATION SERVICES—1.8%
Belgacom SA	1,064	36,219
TOTAL BELGIUM (Cost $54,630)		41,034
BERMUDA—3.2%
INVESTMENT BANKING & BROKERAGE—2.7%
Lazard Ltd., Cl. A	1,815	54,759
REINSURANCE—.5%
Platinum Underwriters Holdings Ltd.	337	10,696
TOTAL BERMUDA (Cost $94,416)		65,455
BRAZIL—4.4%
DIVERSIFIED METALS & MINING—1.9%
Cia Vale do Rio Doce#	3,031	39,767
FOOD PRODUCTS—.2%
Cosan Ltd., Cl. A*	1,287	3,449
INTEGRATED OIL & GAS—2.1%
Petroleo Brasileiro SA#	1,558	41,895

THE ALGER FUNDS II | ALGER INTERNATIONAL OPPORTUNITIES FUND

Schedule of Investments (Continued) October 31, 2008

COMMON STOCKS—(CONT.)	SHARES	VALUE
OTHER DIVERSIFIED FINANCIAL SERVICES—.2%
BM&F BOVESPA SA	1,626	$4,427
TOTAL BRAZIL (Cost $126,726)		89,538
BRITAIN—10.0%
COMPUTER & ELECTRONICS RETAIL—.5%
Game Group PLC*	4,474	9,422
DIVERSIFIED METALS & MINING—1.0%
Antofagasta PLC	420	2,605
Kazakhmys PLC	1,388	6,534
Vedanta Resources PLC	855	11,888
		21,027
HEALTH CARE EQUIPMENT—2.6%
Smith & Nephew PLC	5,755	52,904
HOUSEHOLD PRODUCTS—.3%
Reckitt Benckiser Group PLC	163	6,922
INTEGRATED OIL & GAS—3.9%
BG Group PLC	1,592	23,502
BP PLC	6,871	56,232
		79,734
MULTI-UTILITIES—.4%
Centrica PLC	1,782	8,791
PHARMACEUTICALS—.2%
AstraZeneca PLC	107	4,553
RESTAURANTS—.7%
Compass Group PLC	2,949	13,768
TOBACCO—.4%
British American Tobacco PLC	271	7,463
TOTAL BRITAIN (Cost $346,625)		204,584
CANADA—1.7%
COAL & CONSUMABLE FUELS—.2%
Uranium One Inc.*	5,862	4,918
COMMUNICATIONS EQUIPMENT—1.2%
Research In Motion Ltd.*	477	24,055
DIVERSIFIED METALS & MINING—.3%
Thompson Creek Metals Co., Inc.*	846	5,042
TOTAL CANADA (Cost $113,120)		34,015

THE ALGER FUNDS II | ALGER INTERNATIONAL OPPORTUNITIES FUND

Schedule of Investments (Continued) October 31, 2008

COMMON STOCKS—(CONT.)	SHARES	VALUE
CHINA—5.0%
DIVERSIFIED BANKS—.3%
Industrial & Commercial Bank of China	13,680	$6,436
DRUG RETAIL—.3%
China Nepstar Chain Drugstore Ltd.#	1,682	6,980
ELECTRICAL COMPONENTS & EQUIPMENT—.4%
JA Solar Holdings Co., Ltd.*#	1,250	6,000
Yingli Green Energy Holding Co., Ltd.*#	371	1,955
		7,955
FOOD PRODUCTS—.2%
Tingyi Cayman Islands Holding Corp.	4,590	4,862
HOTELS, RESORTS & CRUISE LINES—.6%
Ctrip.com International Ltd.#	366	11,192
INTERNET SOFTWARE & SERVICES—2.6%
Netease.com*#	1,101	24,773
Sina Corp.*	759	24,592
Sohu.com Inc.*	73	4,011
		53,376
LIFE & HEALTH INSURANCE—.3%
China Life Insurance Co., Ltd.	1,979	5,288
MACHINERY—.3%
China South Locomotive and Rolling Stock Corp.*	14,448	5,108
TOTAL CHINA (Cost $143,792)		101,197
DENMARK—.7%
HEAVY ELECTRICAL EQUIPMENT—.7%
Vestas Wind Systems A/S* (Cost $33,617)	329	13,406
FINLAND—2.3%
COMMUNICATIONS EQUIPMENT—2.3%
Nokia OYJ (Cost $93,270)	3,069	46,772
FRANCE—5.3%
DIVERSIFIED METALS & MINING—.1%
Eramet	12	2,420
HOME ENTERTAINMENT SOFTWARE—1.3%
UBISOFT Entertainment*	485	25,506

THE ALGER FUNDS II | ALGER INTERNATIONAL OPPORTUNITIES FUND

Schedule of Investments (Continued) October 31, 2008

COMMON STOCKS—(CONT.)	SHARES	VALUE
INDUSTRIAL GASES—.2%
Air Liquide	56	$4,808
INDUSTRIAL MACHINERY—.9%
Vallourec	172	19,142
LEISURE PRODUCTS—1.1%
Hermes International	181	23,242
MULTI-UTILITIES—.6%
Veolia Environnement	485	11,958
OIL & GAS EQUIPMENT & SERVICES—.7%
Cie Generale de Geophysique-Veritas*	823	13,239
PERSONAL PRODUCTS—.2%
L'Oreal SA	57	4,294
SEMICONDUCTORS—.2%
STMicroelectronics NV	599	4,899
TOTAL FRANCE (Cost $211,056)		109,508
GERMANY—8.6%
AUTOMOBILE MANUFACTURERS—2.0%
Porsche Automobil Holding SE	468	40,693
DIVERSIFIED CHEMICALS—3.9%
BASF SE	365	11,988
Bayer AG	1,252	68,186
		80,174
HEALTH CARE SERVICES—.2%
Fresenius Medical Care AG & Co., KGaA*	108	4,760
HOUSEHOLD PRODUCTS—1.0%
Henkel AG & Co., KGaA	811	19,730
INDUSTRIAL CONGLOMERATES—.1%
Siemens AG	50	2,925
INDUSTRIAL GASES—.2%
Linde AG	59	4,857
PHARMACEUTICALS—1.2%
Merck KGAA	285	25,048
TOTAL GERMANY (Cost $256,084)		178,187
GREECE—1.1%
MARINE PORTS & SERVICES—.4%
Aegean Marine Petroleum Network Inc.	761	8,166

THE ALGER FUNDS II | ALGER INTERNATIONAL OPPORTUNITIES FUND

Schedule of Investments (Continued) October 31, 2008

COMMON STOCKS—(CONT.)	SHARES	VALUE
SOFT DRINKS—.7%
Coca Cola Hellenic Bottling Co., SA	1,004	$13,940
TOTAL GREECE (Cost $68,565)		22,106
HONG KONG—2.5%
COMMUNICATIONS EQUIPMENT—.2%
VTech Holdings Ltd.*	878	3,270
ELECTRONIC MANUFACTURING SERVICES—.2%
Ju Teng International Holdings Ltd.*	12,567	3,806
GAS UTILITIES—.3%
Hong Kong & China Gas Co., Ltd.	3,468	6,110
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS—.2%
China Resources Power Holdings Co., Ltd.	2,437	4,763
OIL & GAS EXPLORATION & PRODUCTION—.2%
CNOOC Ltd.	4,510	3,703
REAL ESTATE MANAGEMENT & DEVELOPMENT—.2%
Cheung Kong Infrastructure Holdings Ltd.	1,367	5,007
SPECIALIZED FINANCE—.9%
Hong Kong Exchanges and Clearing Ltd.	1,756	17,806
WIRELESS TELECOMMUNICATION SERVICES—.3%
China Mobile Ltd.	691	6,083
TOTAL HONG KONG (Cost $61,574)		50,548
INDIA—4.3%
DIVERSIFIED BANKS—.3%
ICICI Bank Ltd.#	358	6,118
HEAVY ELECTRICAL EQUIPMENT—1.1%
ABB Ltd.*	928	10,436
Bharat Heavy Electricals Ltd.*	466	12,651
		23,087
IT CONSULTING & OTHER SERVICES—2.9%
Infosys Technologies Ltd.#	764	22,400
Satyam Computer Services Ltd.#	2,344	36,871
		59,271
TOTAL INDIA (Cost $143,788)		88,476

THE ALGER FUNDS II | ALGER INTERNATIONAL OPPORTUNITIES FUND

Schedule of Investments (Continued) October 31, 2008

COMMON STOCKS—(CONT.)	SHARES	VALUE
IRELAND—.7%
LIFE SCIENCES TOOLS & SERVICES—.7%
Icon PLC*# (Cost $19,240)	590	$14,968
ISRAEL—9.8%
COMMUNICATIONS EQUIPMENT—3.4%
Ceragon Networks Ltd.*	4,449	25,137
Nice Systems Ltd.*#	2,021	45,190
		70,327
IT CONSULTING & OTHER SERVICES—1.6%
Ness Technologies Inc.*	4,371	32,302
PHARMACEUTICALS—3.4%
Teva Pharmaceutical Industries Ltd.#	1,601	68,651
TECHNOLOGY DISTRIBUTORS—1.4%
Mellanox Technologies Ltd.*	3,638	28,231
TOTAL ISRAEL (Cost $274,931)		199,511
ITALY—.1%
AUTOMOBILE MANUFACTURERS—.1%
Fiat SpA (Cost $8,768)	322	2,542
JAPAN—11.3%
APPAREL RETAIL—.3%
Fast Retailing Co., Ltd.	47	5,019
BREWERS—.6%
Kirin Holdings Co., Ltd.	1,169	12,950
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—.3%
Komatsu Ltd.	588	6,475
CONSUMER ELECTRONICS—2.1%
Sony Corp.	1,850	43,917
ELECTRONIC EQUIPMENT MANUFACTURERS—.8%
Kyocera Corp.	277	16,297
FOOD RETAIL—.5%
Seven & I Holdings Co., Ltd.	350	9,843
HEAVY ELECTRICAL EQUIPMENT—.2%
Mitsubishi Electric Corp.	717	4,452

THE ALGER FUNDS II | ALGER INTERNATIONAL OPPORTUNITIES FUND

Schedule of Investments (Continued) October 31, 2008

COMMON STOCKS—(CONT.)	SHARES	VALUE
HOME ENTERTAINMENT SOFTWARE—2.6%
Nintendo Co., Ltd.	168	$54,068
INDUSTRIAL MACHINERY—.5%
Fanuc Ltd.	138	9,210
INTEGRATED TELECOMMUNICATION SERVICES—.4%
Nippon Telegraph & Telephone Corp.	2	8,175
INTERNET SOFTWARE & SERVICES—.2%
Yahoo! Japan Corp.	14	4,640
PHARMACEUTICALS—1.8%
Astellas Pharma Inc.	355	14,322
Takeda Pharmaceutical Co., Ltd.*	467	23,241
		37,563
RAILROADS—.3%
East Japan Railway Co.*	1	7,128
TRADING COMPANIES & DISTRIBUTORS—.2%
Marubeni Corp.	867	3,374
WIRELESS TELECOMMUNICATION SERVICES—.5%
NTT DoCoMo Inc.	4	6,354
Softbank Corp.	382	3,768
		10,122
TOTAL JAPAN (Cost $308,361)		233,233
LUXEMBOURG
INVESTMENT COMPANIES
Reinet Investments SCA* (Cost $87)	14	143
NETHERLANDS—3.7%
BREWERS—1.2%
Heineken NV	726	24,365
COMMUNICATIONS EQUIPMENT—1.0%
TomTom NV*	964	7,311
Chicago Bridge & Iron Co., NV	1,032	12,786
		20,097
CONSUMER ELECTRONICS—.6%
Koninklijke Philips Electronics NV	663	12,190
DIVERSIFIED CHEMICALS—.2%
Akzo Nobel NV	80	3,308
FOOD RETAIL—.4%
Koninklijke Ahold NV	701	7,487

THE ALGER FUNDS II | ALGER INTERNATIONAL OPPORTUNITIES FUND

Schedule of Investments (Continued) October 31, 2008

COMMON STOCKS—(CONT.)	SHARES	VALUE
SEMICONDUCTORS—.3%
ASML Holding NV	359	$6,253
TOTAL NETHERLANDS (Cost $167,504)		73,700
NORWAY—1.9%
FERTILIZERS & AGRICULTURAL CHEMICALS—.2%
Yara International ASA	209	4,368
METALS & MINING—.9%
Norsk Hydro ASA	4,178	17,465
OIL & GAS EQUIPMENT & SERVICES—1.7%
Acergy SA	2,423	16,393
TOTAL NORWAY (Cost $118,808)		38,226
PORTUGAL—1.2%
INTEGRATED TELECOMMUNICATION SERVICES—1.2%
Portugal Telecom SGPS SA (Cost $46,960)	3,868	25,310
SOUTH AFRICA—1.8%
APPLICATION SOFTWARE—1.8%
Net 1 UEPS Technologies Inc.* (Cost $67,792)	2,625	36,750
SWEDEN—.2%
INDUSTRIAL MACHINERY—.2%
Sandvik AB (Cost $10,930)	552	3,567
SWITZERLAND—6.6%
DIVERSIFIED CAPITAL MARKETS—1.1%
UBS AG*	1,344	22,641
HEALTH CARE EQUIPMENT—.6%
Synthes Inc.*	96	12,300
HEAVY ELECTRICAL EQUIPMENT—1.1%
ABB Ltd.*	1,723	22,446
INTEGRATED TELECOMMUNICATION SERVICES—.5%
Swisscom AG	33	10,011
LEISURE PRODUCTS—.1%
Compagnie Financiere Richemont SA	106	2,212

THE ALGER FUNDS II | ALGER INTERNATIONAL OPPORTUNITIES FUND

Schedule of Investments (Continued) October 31, 2008

COMMON STOCKS—(CONT.)	SHARES	VALUE
PHARMACEUTICALS—3.2%
Novartis AG	1,287	$64,859
TOTAL SWITZERLAND (Cost $208,013)		134,469
TAIWAN—.6%
COMPUTER HARDWARE—.2%
Acer Inc.	2,868	3,699
LEISURE PRODUCTS—.1%
Giant Manufacturing Co., Ltd.*	1,210	2,926
SEMICONDUCTORS—.3%
Taiwan Semiconductor Manufacturing Co., Ltd.	4,813	7,003
TOTAL TAIWAN (Cost $18,695)		13,628
UNITED STATES—1.6%
DISTILLERS & VINTNERS—1.6%
Central European Distribution Corp.* (Cost $61,037)	1,147	33,022
TOTAL COMMON STOCKS (Cost $3,209,521)		1,924,427
SHORT-TERM INVESTMENTS—4.2%	PRINCIPAL AMOUNT
TIME DEPOSITS
Brown Brothers Harriman Cayman, .96%, 11/3/08 (Cost $86,559)	$86,559	86,559
Total Investments (Cost $3,296,080)(a)	98.3%	2,010,986
Other Assests in Excess of Liabilities	1.7	34,932
NET ASSETS	100.0%	$2,045,918

  *  Non-income producing security.

  #  American Depositary Receipts.

  (a)  At October 31, 2008, the net unrealized depreciation on investments, based on cost for federal income tax purposes of $3,392,486 amounted to $1,381,500 which consisted of aggregate gross unrealized appreciation of $51,207 and aggregate gross unrealized depreciation of $1,432,707.

See Notes to Financial Statements.

THE ALGER FUNDS II | ALGER TECHNOLOGY FUND

Schedule of Investments October 31, 2008

COMMON STOCKS—83.0%	SHARES	VALUE
APPLICATION SOFTWARE—6.8%
Autodesk Inc.*	815	$17,368
Salesforce.com Inc.*	105	3,251
TIBCO Software Inc.*	2,145	11,047
		31,666
ASSET MANAGEMENT & CUSTODY BANKS—.5%
Blackstone Group LP/The	250	2,285
BIOTECHNOLOGY—6.3%
Cepheid Inc.*	890	10,564
Metabolix Inc.*	1,965	18,412
		28,976
COMMUNICATIONS EQUIPMENT—7.4%
Cisco Systems Inc.*	1,040	18,481
Nokia OYJ#	545	8,273
Research In Motion Ltd.*	145	7,312
		34,066
COMPUTER HARDWARE—3.6%
Apple Inc.*	155	16,676
COMPUTER STORAGE & PERIPHERALS—3.1%
EMC Corp.*	865	10,190
NetApp Inc.*	310	4,194
		14,384
ELECTRICAL COMPONENTS & EQUIPMENT—1.8%
JA Solar Holdings Co., Ltd.*#	1,725	8,280
HEALTH CARE EQUIPMENT—1.4%
Insulet Corp.*	1,150	6,440
HOME ENTERTAINMENT SOFTWARE—5.0%
Nintendo Co., Ltd.#	590	22,946
INTERNET RETAIL—2.7%
Expedia Inc.*	1,335	12,696
INTERNET SOFTWARE & SERVICES—15.8%
eBay Inc.*	1,675	25,577
Google Inc., Cl. A*	25	8,984
GSI Commerce Inc.*	165	1,708
Interwoven Inc.*	545	6,872
Omniture Inc.*	535	6,153
Sina Corp.*	630	20,412
Vignette Corp.*	430	3,492
		73,198
IT CONSULTING & OTHER SERVICES—7.8%
Cognizant Technology Solutions Corp., Cl. A*	670	12,864
Ness Technologies Inc.*	950	7,021
Satyam Computer Services Ltd.#	780	12,269
Unisys Corp.*	2,540	3,861
		36,015

THE ALGER FUNDS II | ALGER TECHNOLOGY FUND

Schedule of Investments (Continued) October 31, 2008

COMMON STOCKS—(CONT.)	SHARES	VALUE
OIL & GAS EXPLORATION & PRODUCTION—1.6%
Linc Energy Ltd.*	3,815	$7,417
RESEARCH & CONSULTING SERVICES—.8%
FTI Consulting Inc.*	60	3,495
RESTAURANTS—.4%
Burger King Holdings Inc.	100	1,988
SEMICONDUCTOR EQUIPMENT—2.3%
MEMC Electronic Materials Inc.*	330	6,065
Tessera Technologies Inc.*	260	4,493
		10,558
SEMICONDUCTORS—5.8%
Atheros Communications Inc.*	450	8,087
Broadcom Corp., Cl. A*	835	14,262
Nvidia Corp.*	485	4,249
		26,598
SYSTEMS SOFTWARE—4.3%
Microsoft Corp.	880	19,650
TECHNOLOGY DISTRIBUTORS—2.6%
Mellanox Technologies Ltd.*	1,530	11,873
WIRELESS TELECOMMUNICATION SERVICES—3.0%
SBA Communications Corp.*	660	13,852
TOTAL COMMON STOCKS (Cost $578,901)		383,059
SHORT-TERM INVESTMENTS—5.2%	PRINCIPAL AMOUNT
TIME DEPOSITS
Brown Brothers Harriman Cayman, .96%, 11/3/08 (Cost $23,947)	$23,947	23,947
Total Investments (Cost $602,848)(a)	88.2%	407,006
Other Assets in Excess of Liabilities	11.8	54,704
NET ASSETS	100.0%	$461,710

  *  Non-income producing security.

  #  American Depositary Receipts.

  (a)  At October 31, 2008, the net unrealized depreciation on investments, based on cost for federal income tax purposes of $611,578 amounted to $204,572 which consisted of aggregate gross unrealized appreciation of $1,847 and aggregate gross unrealized depreciation of $206,419.

See Notes to Financial Statements.

ALGER FUNDS II

Statements of Assets and Liabilities October 31, 2008

	Alger Spectra Fund	Alger Green Fund	Alger Analyst Fund
ASSETS:
Investments in securities, at value (identified cost*) see accompanying schedules of investments	$164,007,356	$22,484,192	$1,467,087
Cash**	13,189,493	2,078	—
Foreign Cash	—	—	—
Receivable for investment securities sold	19,267,959	73,834	53,077
Receivable for shares of beneficial interest sold	49,014	281,030	—
Dividends and interest receivable	198,624	22,010	735
Receivable from Investment Manager	—	4,300	6,411
Prepaid expenses	88,066	39,705	32,031
Total Assets	196,800,512	22,907,149	1,559,341
LIABILITIES:
Payable for investment securities purchased	12,860,776	346,056	30,610
Securities sold short, at value (proceeds $9,683,095)	12,989,834	—	—
Payable for shares of beneficial interest redeemed	241,585	31,438	—
Accrued advisory fees	177,093	18,565	1,497
Accrued transfer agent fees	35,962	5,839	185
Accrued distribution fees	48,813	6,602	501
Accrued administrative fees	5,362	719	48
Accrued expenses	123,039	21,283	12,937
Total Liabilities	26,482,464	430,502	45,778
NET ASSETS	$170,318,048	$22,476,647	$1,513,563
Net assets consist of:
Paid in capital	$416,894,133	$34,085,118	$2,333,452
Undistributed net investment income (accumulated loss)	—	—	—
Undistributed net realized gain (accumulated loss)	(193,553,486)	(3,772,542)	(235,397)
Net unrealized appreciation (depreciation) of investments	(53,022,599)	(7,835,929)	(584,492)
NET ASSETS	$170,318,048	$22,476,647	$1,513,563
Class A—Net Asset Value Per Share	$7.07	$4.52	$6.57
Class A—Offering Price Per Share	$7.46	$4.77	$6.93
Class C—Net Asset Value Per Share	$7.07	$4.51	$6.56
Class I—Net Asset Value Per Share	$7.08	$4.52	$6.56
SHARES OF BENEFICIAL INTEREST OUTSTANDING—NOTE 5
Class A	24,065,047	4,937,233	207,112
Class C	12,768	19,872	11,696
Class I	11,390	17,699	11,696
*Identified cost	$215,892,558	$30,320,121	$2,051,579

**Includes cash held at brokers for options and short sales.

+Cost foreign cash $22,204

See Notes to Financial Statements.

	Alger International Opportunities Fund	Alger Technology Fund
ASSETS:
Investments in securities, at value (identified cost*) see accompanying schedules of investments	$2,010,986	$407,006
Cash**	—	—
Foreign Cash	20,732+	—
Receivable for investment securities sold	14,219	—
Receivable for shares of beneficial interest sold	—	—
Dividends and interest receivable	6,147	32
Receivable from Investment Manager	8,249	7,462
Prepaid expenses	31,665	57,482
Total Assets	2,091,998	471,982
LIABILITIES:
Payable for investment securities purchased	24,884	2,092
Securities sold short, at value (proceeds $9,683,095)	—	—
Payable for shares of beneficial interest redeemed	—	888
Accrued advisory fees	2,434	440
Accrued transfer agent fees	484	293
Accrued distribution fees	666	142
Accrued administrative fees	67	15
Accrued expenses	17,545	6,402
Total Liabilities	46,080	10,272
NET ASSETS	$2,045,918	$461,710
Net assets consist of:
Paid in capital	$3,446,725	$725,832
Undistributed net investment income (accumulated loss)	28,476	—
Undistributed net realized gain (accumulated loss)	(142,549)	(68,280)
Net unrealized appreciation (depreciation) of investments	(1,286,734)	(195,842)
NET ASSETS	$2,045,918	$461,710
Class A—Net Asset Value Per Share	$6.39	$1.75
Class A—Offering Price Per Share	$6.74	$1.84
Class C—Net Asset Value Per Share	$6.37	$1.73
Class I—Net Asset Value Per Share	$6.37	$1.73
SHARES OF BENEFICIAL INTEREST OUTSTANDING—NOTE 5
Class A	297,732	255,556
Class C	11,274	4,367
Class I	11,274	4,367
*Identified cost	$3,296,080	$602,848

ALGER FUNDS II

Statements of Operations

For the period ended October 31, 2008

	Alger Spectra Fund	Alger Green Fund	Alger Analyst Fund
INVESTMENT INCOME:
Dividends (net of foreign withholding taxes*)	$1,996,205	$197,155	$11,228
Interest and other income	383,011	68,559	2,521
Total Income	2,379,216	265,714	13,749
EXPENSES:
Investment advisory fees—Note 2(a)	3,914,206	181,023	19,326
Distribution fees—Note 2(e)	688,395	63,805	5,745
Administrative fees—Note 2(a)	90,406	7,916	739
Interest expense	7,375	—	—
Custodian fees	105,124	19,530	9,621
Transfer agent fees—Note 2(b)	211,200	29,700	793
Professional fees	195,814	24,946	4,486
Printing fees	76,925	12,492	998
Trustees fees	12,966	13,037	13,044
Registration fees	87,364	17,677	12,930
Miscellaneous	58,198	9,363	1,888
Total Expenses	5,447,973	379,489	69,570
Less, expense reimbursements Note 2(a)	(1,309,859)	(60,721)	(42,225)
Net Expenses	4,138,114	318,768	27,345
NET INVESTMENT INCOME (LOSS)	(1,758,898)	(53,054)	(13,596)
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss on investments	(43,063,226)	(3,780,460)	(232,918)
Net realized gain on foreign currency transactions	538,545	1,153	—
Net realized gain on short sales	1,411,239	—	—
Net realized gain (loss) on options written	(125,872)	24,036	—
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(87,422,195)	(10,064,989)	(911,280)
Net change in unrealized appreciation (depreciation) on short sales	(1,137,397)	—	—
Net change in unrealized appreciation (depreciation) on options	—	1,548	—
Net realized and unrealized loss on investments, foreign currency, short sales and options	(129,798,906)	(13,818,712)	(1,144,198)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(131,557,804)	$(13,871,766)	$(1,157,794)
*Foreign withholding taxes	$4,871	$7,485	$52

  **  Commenced operations December 8, 2007.

See Notes to Financial Statements.

	Alger International Opportunities Fund	Alger Technology Fund**
INVESTMENT INCOME:
Dividends (net of foreign withholding taxes*)	$59,087	$1,099
Interest and other income	7,801	433
Total Income	66,888	1,532
EXPENSES:
Investment advisory fees—Note 2(a)	33,510	4,729
Distribution fees—Note 2(e)	8,435	1,466
Administrative fees—Note 2(a)	1,085	184
Interest expense	—	—
Custodian fees	68,976	11,719
Transfer agent fees—Note 2(b)	2,752	4,005
Professional fees	6,172	7,677
Printing fees	1,053	381
Trustees fees	13,006	12,966
Registration fees	19,765	1,114
Miscellaneous	2,078	1,617
Total Expenses	156,832	45,858
Less, expense reimbursements Note 2(a)	(101,500)	(37,679)
Net Expenses	55,332	8,179
NET INVESTMENT INCOME (LOSS)	11,556	(6,647)
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss on investments	(142,543)	(68,280)
Net realized gain on foreign currency transactions	17,060	527
Net realized gain on short sales	—	—
Net realized gain (loss) on options written	—	—
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(2,080,077)	(337,469)
Net change in unrealized appreciation (depreciation) on short sales	—	—
Net change in unrealized appreciation (depreciation) on options	—	—
Net realized and unrealized loss on investments, foreign currency, short sales and options	(2,205,560)	(405,222)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(2,194,004)	$(411,869)
*Foreign withholding taxes	$8,023	$25

SM&R Alger Technology Fund*

Statement of Operations

For the period September 1, 2007 through December 7, 2007

INVESTMENT INCOME:
Dividends	$606
Interest from affiliated money market fund	468
Total Income	1,074
EXPENSES:
Investment advisory fees	3,723
Administrative service fees	664
Professional fees	1,541
Custody and transaction fees	4,169
Directors' fees and expenses	1,539
Compliance expenses	20
Qualification fees:
Class A	1,736
Class B	1,685
Distribution fees:
Class A	735
Class B	664
Insurance expenses	135
Total Expenses	16,611
Less, expense reimbursement	(11,229)
Net Expenses	5,382
NET INVESTMENT LOSS	(4,308)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments	142,236
Change in unrealized appreciation of investments	(39,778)
Net gain on investments	102,458
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$98,150

  *  See Note 1 in the Notes to Financial Statements.

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ALGER FUNDS II

Statements of Changes in Net Assets

	Alger Spectra Fund		Alger Green Fund(*)
	For the Year Ended October 31, 2008	For the Year Ended October 31, 2007	For the Year Ended October 31, 2008	For the Year Ended October 31, 2007
Net investment income (loss)	$(1,758,898)	$(1,791,748)	$(53,054)	$(30,217)
Net realized gain (loss) on investments, foreign currency transactions, short sales, and options	(41,239,314)	65,042,050	(3,755,271)	496,350
Net change in unrealized appreciation (depreciation) on investments, foreign currency translations, short sales, and options	(88,559,592)	20,485,980	(10,063,441)	1,941,675
Net increase (decrease) in net assets resulting from operations	(131,557,804)	83,736,282	(13,871,766)	2,407,808
Distributions to shareholders from:
Net realized gains
Class I	—	—	—	(299,356)
Class R	—	—	—	(135,264)
Class N	—	—	(389,174)
Total distributions to shareholders	—	—	(389,174)	(434,620)
Increase (decrease) from shares of beneficial interest transactions:
Class A	(28,163,994)	—	22,783,781	—
Class C	109,840	—	110,000	—
Class N	—	54,706,528	—	11,543,562
Class I	100,000	—	100,000	(2,297,645)
Class R	—	—	—	(673,802)
Net increase (decrease) from shares of beneficial interest transactions—Note 6	(27,954,154)	54,706,528	22,993,781	8,572,115
Total increase (decrease)	(159,511,958)	138,442,810	8,732,841	10,545,303
Net Assets:
Beginning of period	329,830,006	191,387,196	13,743,806	3,198,503
END OF PERIOD	$170,318,048	$329,830,006	$22,476,647	$13,743,806
Undistributed net investment income (accumulated loss)	$(1,758,898)	$(1,791,748)	$(53,054)	$—

*Commenced operations January 12, 2007. Total increase in net assets from November 1, 2006 to January 11, 2007 is that of its predecessor fund, Alger Green Institutional Fund. See Note 1 in the Notes to Financial Statements.

**Commenced operations April 2, 2007.

See Notes to Financial Statements.

	Alger Analyst Fund(**)
	For the Year Ended October 31, 2008	For the Period Ended October 31, 2007
Net investment income (loss)	$(13,596)	$(8,952)
Net realized gain (loss) on investments, foreign currency transactions, short sales, and options	(232,918)	120,291
Net change in unrealized appreciation (depreciation) on investments, foreign currency translations, short sales, and options	(911,280)	326,788
Net increase (decrease) in net assets resulting from operations	(1,157,794)	438,127
Distributions to shareholders from:
Net realized gains
Class I	—	—
Class R	—	—
Class N	(113,818)	—
Total distributions to shareholders	(113,818)	—
Increase (decrease) from shares of beneficial interest transactions:
Class A	(89,672)	—
Class C	100,000	—
Class N	—	2,236,720
Class I	100,000	—
Class R	—	—
Net increase (decrease) from shares of beneficial interest transactions—Note 6	110,328	2,236,720
Total increase (decrease)	(1,161,284)	2,674,847
Net Assets:
Beginning of period	2,674,847	—
END OF PERIOD	$1,513,563	$2,674,847
Undistributed net investment income (accumulated loss)	$(13,596)	$(8,952)

ALGER FUNDS II

Statements of Changes in Net Assets

	Alger International Opportunities Fund(*)		Alger Technology Fund
	For the Year Ended October 31, 2008	For the Period Ended October 31, 2007	For the Period December 8, 2007 to October 31, 2008
Net investment income (loss)	$11,556	$10,894	$(6,647)
Net realized gain (loss) on investments, foreign currency transactions and options	(125,483)	24,029	(67,753)
Net change in unrealized appreciation (depreciation) on investments, foreign currency translations and options	(2,080,077)	793,343	(337,469)
Net increase (decrease) in net assets resulting from operations	(2,194,004)	828,266	(411,869)
Dividends and distributions to shareholders from:
Net investment income
Class N	(7,082)	—	—
Net realized gains
Class A	—	—	—
Class B	—	—	—
Class N	(27,987)	—	—
Total distributions to shareholders	(35,069)	—	—
Increase (decrease) from shares of beneficial interest transactions:
Class A	442,089	—	(42,319)
Class B	—	—	—
Class C	100,000	—	10,012
Class N	—	2,804,636	—
Class I	100,000	—	10,000
Net increase (decrease) from shares of beneficial interest transactions—Note 6	642,089	2,804,636	(22,307)
Total increase (decrease)	(1,586,984)	3,632,902	(434,176)
Net Assets:
Beginning of period	3,632,902	—	895,886
END OF PERIOD	$2,045,918	$3,632,902	$461,710
Undistributed net investment income (accumulated loss)	$11,447	$10,894	$(2,339)

*Commenced operations March 1, 2007.

See Notes to Financial Statements.

	SM&R Technology Fund	SM&R Technology Fund
	For the Period September 1, 2007 to December 7, 2007	For the Year Ended August 31, 2007
Net investment income (loss)	$(4,308)	$(22,843)
Net realized gain (loss) on investments, foreign currency transactions and options	142,236	308,396
Net change in unrealized appreciation (depreciation) on investments, foreign currency translations and options	(39,778)	81,317
Net increase (decrease) in net assets resulting from operations	98,150	366,870
Dividends and distributions to shareholders from:
Net investment income
Class N	—	—
Net realized gains
Class A	(168,269)	—
Class B	(50,896)	—
Class N	—	—
Total distributions to shareholders	(219,165)	—
Increase (decrease) from shares of beneficial interest transactions:
Class A	(66,577)	(295,662)
Class B	(100,213)	(74,276)
Class C	—	—
Class N	—	—
Class I	—	—
Net increase (decrease) from shares of beneficial interest transactions—Note 6	(166,790)	(369,938)
Total increase (decrease)	(287,805)	(3,068)
Net Assets:
Beginning of period	1,183,691	1,186,759
END OF PERIOD	$895,886	$1,183,691
Undistributed net investment income (accumulated loss)	$2,174	$—

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period

ALGER SPECTRA FUND	CLASS A (v)
	Year ended 10/31/08		Year ended 10/31/07		Year ended 10/31/06	Year ended 10/31/05	Year ended 10/31/04
INCOME FROM INVESTMENT OPERATIONS
Net asset value, beginning of period	$12.00		$8.49		$6.94	$5.84	$5.88
Net investment loss (ii)	(0.07)		(0.08)		(0.10)	(0.05)	(0.10)
Net realized and unrealized gain (loss) on investments	(4.86)		3.59		1.65	1.15	0.06
Total from investment operations	(4.93)		3.51		1.55	1.10	(0.04)
Net asset value, end of period	$7.07		$12.00		$8.49	$6.94	$5.84
Total return (vi)	(41.1)%		41.3%		22.3%	18.8%	(0.7)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)	$170,147		$329,830		$191,387	$187,542	$210,439
Ratio of expenses to average net assets	1.53	%(iv)	1.59	%(iii)	2.01%	2.07%	1.98%
Ratio of net investment loss to average net assets	(0.65)%		(0.79)%		(1.20)%	(0.81)%	(1.63)%
Portfolio turnover rate	313.46%		282.13%		232.20%	247.72%	159.35%

(i)  Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii)  Amount was computed based on average shares outstanding during the period.

(iii)  Amount has been reduced by 0.48% due to expense reimbursement.

(iv)  Amount has been reduced by 0.48% due to expense reimbursement.

(v)  Redesignated from Class N shares to Class A shares on September 24, 2008.

(vi)  Does not reflect the effect of any sales charges.

(vii)  Amount has been reduced by 0.02% due to expense reimbursement.

(viii)  Amount has been reduced by 0.28% due to expense reimbursement.

See Notes to Financial Statements.

ALGER SPECTRA FUND	CLASS C		CLASS I
	From 9/24/08 (commencement of operations) to 10/31/08 (i)		From 9/24/08 (commencement of operations) to 10/31/08 (i)
INCOME FROM INVESTMENT OPERATIONS
Net asset value, beginning of period	$8.78		$8.78
Net investment loss (ii)	(0.01)		—
Net realized and unrealized gain (loss) on investments	(1.70)		(1.70)
Total from investment operations	(1.71)		(1.70)
Net asset value, end of period	$7.07		$7.08
Total return (vi)	(19.5)%		(19.4)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)	$90		$81
Ratio of expenses to average net assets	2.25	%(vii)	1.25	%(viii)
Ratio of net investment loss to average net assets	(0.92)%		0.09%
Portfolio turnover rate	313.46%		313.46%

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period

ALGER GREEN FUND	CLASS A (ix) (iv)
	Year ended 10/31/08		Year ended 10/31/07		Year ended 10/31/06		Year ended 10/31/05		Year ended 10/31/04
INCOME FROM INVESTMENT OPERATIONS
Net asset value, beginning of period	$7.90		$6.61		$6.17		$5.37		$5.38
Net investment loss (ii)	(0.01)		(0.03)		(0.03)		(0.01)		(0.05)
Net realized and unrealized gain (loss) on investments	(3.19)		2.09		1.13		1.05		0.07
Total from investment operations	(3.20)		2.06		1.10		1.04		0.02
Distributions from net realized gains	(0.18)		(0.77)		(0.66)		(0.24)		(0.03)
Net asset value, end of period	$4.52		$7.90		$6.61		$6.17		$5.37
Total return (x)	(41.4)%		34.4%		19.1%		19.8%		0.3%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)	$22,307		$13,744		$2,446		$1,505		$1,277
Ratio of expenses to average net assets	1.25	%(viii)	1.25	%(iii)	1.25	%(v)	1.25	%(vi)	1.34	%(vii)
Ratio of net investment loss to average net assets	(0.21)%		(0.42)%		(0.53)%		(0.25)%		(1.04)%
Portfolio turnover rate	106.34%		131.66%		209.65%		152.60%		166.03%

(i)  Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii)  Amount was computed based on average shares outstanding during the period.

(iii)  Amount has been reduced by 1.12% due to expense reimbursement.

(iv)  Commenced operations January 12, 2007. Financial highlights prior to January 12, 2007 are that of its predecessor fund, Alger Green Institutional Fund. See Note 1 in the Notes to Financial Statements.

(v)  Amount has been reduced by 5.79% due to expense reimbursement.

(vi)  Amount has been reduced by 0.75% due to expense reimbursement.

(vii)  Amount has been reduced by 0.90% due to expense reimbursement.

(viii)  Amount has been reduced by 0.24% due to expense reimbursement.

(ix)  Redesignated from Class N shares to Class A shares on September 24, 2008.

(x)  Does not reflect the effect of any sales charges.

(xi)  Amount has been reduced by 0.17% due to expense reimbursement.

See Notes to Financial Statements.

ALGER GREEN FUND	CLASS C		CLASS I
	From 9/24/08 (commencement of operations) to 10/31/08 (i)		From 9/24/08 (commencement of operations) to 10/31/08 (i)
INCOME FROM INVESTMENT OPERATIONS
Net asset value, beginning of period	$5.65		$5.65
Net investment loss (ii)	—		—
Net realized and unrealized gain (loss) on investments	(1.14)		(1.13)
Total from investment operations	(1.14)		(1.13)
Distributions from net realized gains	—		—
Net asset value, end of period	$4.51		$4.52
Total return (x)	(20.2)%		(20.0)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)	$90		$80
Ratio of expenses to average net assets	2.00	%(xi)	1.25	%(xi)
Ratio of net investment loss to average net assets	(1.01)%		(0.26)%
Portfolio turnover rate	106.34%		106.34%

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period

ALGER ANALYST FUND	CLASS A (v)				CLASS C		CLASS I
	Year ended 10/31/08		From 4/2/07 (commencement of operations) to 10/31/07 (i)		From 9/24/08 (commencement of operations) to 10/31/08 (i)		From 9/24/08 (commencement of operations) to 10/31/08 (i)
INCOME FROM INVESTMENT OPERATIONS
Net asset value, beginning of period	$12.07		$10.00		$8.55		$8.55
Net investment loss (ii)	(0.06)		(0.04)		(0.01)		—
Net realized and unrealized gain (loss) on investments	(4.93)		2.11		(1.98)		(1.99)
Total from investment operations	(4.99)		2.07		(1.99)		(1.99)
Distributions from net realized gains	(0.51)		—		—		—
Total distributions to Shareholders	(0.51)		—		—		—
Net asset value, end of period	$6.57		$12.07		$6.56		$6.56
Total return (vii)	(43.0)%		20.7%		(23.3)%		(23.3)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)	$1,360		$2,675		$77		$77
Ratio of expenses to average net assets	1.20	%(iv)	1.20	%(iii)	1.95	%(vi)	1.20	%(vi)
Ratio of net investment loss to average net assets	(0.60)%		(0.66)%		(1.31)%		(0.56)%
Portfolio turnover rate	124.91%		67.44%		124.91%		124.91%

(i)  Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii)  Amount was computed based on average shares outstanding during the period.

(iii)  Amount has been reduced by 1.30% due to expense reimbursement.

(iv)  Amount has been reduced by 1.84% due to expense reimbursement.

(v)  Redesignated from Class N shares to Class A shares on September 24, 2008.

(vi)  Amount has been reduced by 4.65% due to expense reimbursement.

(vii)  Does not reflect the effect of any sales charges.

See Notes to Financial Statements.

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period

ALGER INTERNATIONAL OPPORTUNITIES FUND	CLASS A (v)				CLASS C		CLASS I
	Year ended 10/31/08		From 3/1/07 (commencement of operations) to 10/31/07 (i)		From 9/24/08 (commencement of operations) to 10/31/08 (i)		From 9/24/08 (commencement of operations) to 10/31/08 (i)
INCOME FROM INVESTMENT OPERATIONS
Net asset value, beginning of period	$13.56		$10.00		$8.87		$8.87
Net investment income (ii)	0.04		0.05		—		—
Net realized and unrealized gain (loss) on investments	(7.09)		3.51		(2.50)		(2.50)
Total from investment operations	(7.05)		3.56		(2.50)		(2.50)
Dividends and distributions to Shareholders from:
Net investment income	(0.02)		—		—		—
Distributions from net realized gains	(0.10)		—		—		—
Total dividends and distributions to Shareholders	(0.12)		—		—		—
Net asset value, end of period	$6.39		$13.56		$6.37		$6.37
Total return (viii)	(52.4)%		35.6%		(28.2)%		(28.2)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)	$1,902		$3,633		$72		$72
Ratio of expenses to average net assets	1.65	%(iv)	1.65	%(iii)	2.40	%(vi)	1.40	%(vii)
Ratio of net investment income (loss) to average net assets	0.35%		0.64%		(0.65)%		0.35%
Portfolio turnover rate	72.00%		40.19%		72.00%		72.00%

(i)  Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii)  Amount was computed based on average shares outstanding during the period.

(iii)  Amount has been reduced by 2.47% due to expense reimbursement.

(iv)  Amount has been reduced by 3.02% due to expense reimbursement.

(v)  Redesignated from Class N shares to Class A shares on September 24, 2008.

(vi)  Amount has been reduced by 4.26% due to expense reimbursement.

(vii)  Amount has been reduced by 4.51% due to expense reimbursement.

(viii)  Does not reflect the effect of any sales charges.

See Notes to Financial Statements.

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period

ALGER TECHNOLOGY FUND	CLASS A*
	For the Period 12/8/07 to 10/31/08 (iv) (x)		For the Period 9/1/07 to 12/7/07 (iv)		Year ended 8/31/07		Year ended 8/31/06		Year ended 8/31/05		Year ended 8/31/04 (i)		Year ended 8/31/03 (i)
Net asset value, beginning of period	$3.41		$4.10		$3.08		$3.02		$2.43		$2.59		$1.67
Net investment loss	(0.03	)(i)	(0.01)		(0.07)		(0.05)		(0.04)		(0.06)		(0.04)
Net realized and unrealized gain (loss) on investments	(1.63)		0.39		1.09		0.11		0.63		(0.10)		0.96
Total from investment operations	(1.66)		0.38		1.02		0.06		0.59		(0.16)		0.92
Distributions from net realized gains	—		(1.07)		—		—		—		—		—
Net asset value, end of period	$1.75		$3.41		$4.10		$3.08		$3.02		$2.43		$2.59
Total return (ii)	(52.2)%		9.84%		33.12%		1.99%		24.28%		(6.18)%		55.09%
RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)	$447		$682		$844		$870		$798		$586		$449
Ratio of expenses to average net assets	1.40	%(iii)	1.83	%(v)	1.94	%(vi)	2.02	%(vii)	2.10	%(viii)	2.10	%(ix)	2.10	%(xi)
Ratio of net investment loss to average net assets	(1.14)%		(1.44)%		(1.52)%		(1.75)%		(1.36)%		(1.97)%		(1.84)%
Portfolio turnover rate	202.06%		74.72%		121.18%		127.07%		269.32%		215.21%		291.66%

*  The Technology Fund Class A commenced operations on December 8, 2007. Financial Highlights prior to the commencement of operations are those of the Class A shares of its predecessor fund, SM&R Alger Technology Fund.

(i)  Amount was computed based on average shares outstanding during the period.

(ii)  Does not include the effect of sales charge.

(iii)  Amount has been reduced by 6.43% due to expense reimbursement.

(iv)  Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(v)  Amount has been reduced by 3.72% due to expense reimbursement.

(vi)  Amount has been reduced by 1.90% due to expense reimbursement.

(vii)  Amount has been reduced by 2.43% due to expense reimbursement.

(viii)  Amount has been reduced by 4.19% due to expense reimbursement.

(ix)  Amount has been reduced by 4.05% due to expense reimbursement.

(x)  Redesignated from Class N shares to Class A shares on September 24, 2008.

(xi)  Amount has been reduced by 9.36% due to expense reimbursement.

(xii)  Amount has been reduced by 16.26% due to expense reimbursement.

(xiii)  Amount has been reduced by 16.27% due to expense reimbursement.

See Notes to Financial Statements.

ALGER TECHNOLOGY FUND	CLASS C		CLASS I
	From 9/24/08 (commencement of operations) to 10/31/08 (iv)		From 9/24/08 (commencement of operations) to 10/31/08 (iv)
Net asset value, beginning of period	$2.29		$2.29
Net investment loss	—		—
Net realized and unrealized gain (loss) on investments	(0.56)		(0.56)
Total from investment operations	(0.56)		(0.56)
Distributions from net realized gains	—		—
Net asset value, end of period	$1.73		$1.73
Total return (ii)	(24.5)%		(24.5)%
RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)	$8		$8
Ratio of expenses to average net assets	2.15	%(xii)	1.25	%(xiii)
Ratio of net investment loss to average net assets	(2.04)%		(1.15)%
Portfolio turnover rate	202.06%		202.06%

THE ALGER FUNDS II |

NOTES TO FINANCIAL STATEMENTS

NOTE 1 — Summary of Significant Accounting Policies:

The Alger Funds II (the "Trust") changed its name from The Spectra Funds on September 24, 2008. The Trust is a diversified open-end registered investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. The Trust operates as a series company currently issuing an unlimited number of shares of beneficial interest in five funds—Alger Spectra Fund, Alger Green Fund, Alger Analyst Fund, Alger International Opportunities Fund and Alger Technology Fund (collectively, the "Funds" or individually, each a "Fund") (formerly the Spectra Fund, Spectra Green Fund, Spectra Alchemy Fund, Spectra International Opportunities Fund, and the Spectra Technology Fund, respectively). The Funds normally invest primarily in equity securities and each has an investment objective of long-term capital appreciation.

The Alger Green Fund commenced operations on January 12, 2007 after the reorganization of the Class I and R Shares of the Alger Green Institutional Fund into the Class N Shares of the Alger Green Fund. Information of the Alger Green Fund prior to January 12, 2007 is that of the Alger Green Institutional Fund.

The Alger Technology Fund commenced operations on December 8, 2007 after the reorganization of Class A shares and Class B shares of the SM&R Alger Technology Fund (the "Predecessor Fund") into the Class N shares of the Alger Technology Fund. Information of the Alger Technology Fund prior to December 8, 2007 is that of the Predecessor Fund.

Each Fund's Class N shares were re-designated as Class A shares on September 24, 2008. Each Fund, began offering Class A, Class C and Class I shares effective September 24, 2008. Class A shares are generally subject to an initial sales charge while Class C shares are generally subject to a deferred sales charge. Class I shares are sold to institutional investors without an initial or deferred sales charge. Each class has identical rights to assets and earnings except each share class bears the cost for its plan of distribution and transfer agency services.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

(a) Investment Valuation: Investments in securities are valued each day the New York Stock Exchange (the "NYSE") is open as of the close of the NYSE (normally 4:00 p.m. Eastern time). Securities for which such information is readily available are valued at the last reported sales price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the absence of reported sales, securities are valued at a price within the bid and asked price, or in the absence of a recent bid or asked price, the equivalent as obtained from one or more of the major market makers for the securities to be valued. Short-term notes are valued at amortized cost which approximates market value. Shares of mutual funds are valued at the net asset value of the underlying mutual fund.

THE ALGER FUNDS II |

NOTES TO FINANCIAL STATEMENTS (Continued)

Securities for which market quotations are not readily available are valued at fair value, as determined in good faith pursuant to procedures established by the Board of Trustees.

Securities in which the Funds invest may be traded in markets that close before the close of the NYSE. Developments that occur between the close of the foreign markets and the close of the NYSE (normally 4:00 p.m. Eastern time) may result in adjustments to the closing prices to reflect what the investment adviser, pursuant to policies established by the Board of Trustees, believes to be the fair value of these securities as of the close of the NYSE. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open.

Recent Accounting Pronouncements

Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" (FAS 157) defines fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The Fund does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period. These inputs are summarized in the three broad levels listed below:

•  Level 1 – quoted prices in active markets for identical securities

•  Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)

•  Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

In March 2008, the Financial Accounting Standards Board issued the Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("FAS 161"). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund's financial statements and related disclosures.

(b) Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions

THE ALGER FUNDS II |

NOTES TO FINANCIAL STATEMENTS (Continued)

are recorded on the basis of the first-in, first-out method. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.

(c) Foreign Currency Translations: The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the prevailing rates of exchange on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of such transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included in realized and unrealized gain or loss on investments in the Statement of Operations.

(d) Option Contracts: When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Funds may also purchase put and call options. Purchasing put and call options tends to decrease the Fund's exposure to the underlying instrument. The Fund pays a premium which is included in the Funds' Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying security to determine the realized gain or loss.

(e) Lending of Portfolio Securities: The Funds may lend their securities to financial institutions, provided that the market value of the securities loaned will not at any time exceed one third of the Fund's total assets, as defined. The Funds earn fees on the securities loaned.

THE ALGER FUNDS II |

NOTES TO FINANCIAL STATEMENTS (Continued)

In order to protect against the risk of failure by the borrower to return the securities loaned or any delay in the delivery of such securities, the loan is collateralized by cash, letters of credit or U.S. Government securities that are maintained in an amount equal to at least 100 percent of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Funds and any required additional collateral is delivered to the Fund on the next business day. There were no securities on loan during the year ended October 31, 2008.

(f) Dividends to Shareholders: Dividends and distributions payable to shareholders are recorded by the Funds on the ex-dividend date. Dividends from net investment income and distributions from net realized gains are declared and paid annually after the end of the fiscal year in which earned.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from, or in excess of net investment income, net realized gain on investment transactions or return of capital, depending on the type of book/tax differences that may exist. Capital accounts within the financial statements are adjusted for permanent book/tax differences. Reclassifications result primarily from the difference in tax treatment of net operating losses, passive foreign investment companies, and foreign currency transactions. The reclassifications have no impact on the net asset value of the Funds and is designed to present the Funds' capital accounts on a tax basis.

(g) Federal Income Taxes: It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income to its shareholders. Provided the Funds maintain such compliance, no federal income tax provision is required.

(h) Indemnification: The Trust enters into contracts that contain a variety of indemnification provisions. The Trust's maximum exposure under these arrangements is unknown. The Trust does not anticipate recognizing any loss related to these arrangements.

(i) Other: These financial statements have been prepared using estimates and assumptions that affect the reported amounts therein. Actual results may differ from those estimates.

NOTE 2 — Investment Advisory Fees and Other Transactions with Affiliates:

(a) Investment Advisory and Administration Fees: Fees incurred by each Fund, pursuant to the provisions of its Investment Advisory Agreement and its Administration Agreement with Fred Alger Management, Inc. (Alger Management), are payable

THE ALGER FUNDS II |

NOTES TO FINANCIAL STATEMENTS (Continued)

monthly and computed based on the value of the average daily net assets of each Fund, at the following rates:

	Advisory Fee through September 23, 2008	Advisory Effective September 24, 2008	Administration Fee through March 16, 2008	Administration Fee Effective March 17, 2008
Alger Spectra Fund	1.46%	.90%	.04%	.0275%
Alger Green Fund	.71	.71	.04	.0275
Alger Analyst Fund	.85	.85	.04	.0275
Alger International Opportunities Fund	1.00	1.00	.04	.0275
Alger Technology Fund	.81	.81	.04	.0275

Prior to September 12, 2006, Alger Management provided both advisory services and administrative services to the Trust pursuant to an investment management agreement.

Effective February 28, 2007, Alger Management has established an expense cap for each of the Funds, whereby it reimbursed the Funds if annualized operating expenses (excluding interest, taxes, brokerage, and extraordinary expenses) exceed the rates, based on average daily net assets, listed below:

	Class*				Fees Waived/Reimbursed for the Year Ended
	N	A	C	I	October 31, 2008
Alger Spectra Fund	1.50%	N/A	2.25%	1.25%	$1,309,859
Alger Green Fund	1.25	1.25%	2.00	1.25	60,721
Alger Analyst Fund	1.20	1.20	1.95	1.20	42,225
Alger International Opportunities Fund	1.65	1.65	2.40	1.40	101,500
Alger Technology Fund	1.40	1.40	2.15	1.25	37,679

*  Class N expense caps were effective through 9/23/08. Class A, C and I were effective as of September 24, 2008.

As part of its settlement with the New York State Attorney General (see Note 7—Litigation) Alger Management has agreed to reduce the Spectra Fund's advisory fee to 1.16% for the period from December 1, 2006 to November 30, 2011. On September 24, 2008, Alger Management agreed to reduce its advisory fee to 0.90%.

(b) Shareholder Administrative Fees: The Trust has entered into a shareholder administrative services agreement with Alger Management, to compensate Alger Management on a per account basis for its liaison and administrative oversight of the transfer agent and related services. During the year ended October 31, 2008, the Alger Spectra Fund, Alger Green Fund, Alger Analyst Fund, Alger International Opportunities Fund and Alger Technology Fund incurred fees of $36,925, $5,787,

THE ALGER FUNDS II |

NOTES TO FINANCIAL STATEMENTS (Continued)

$61, $378, and $300, respectively, for these services provided by Alger Management which are included in the transfer agent fees and expenses in the Statement of Operations.

(c) Brokerage Commissions: During the year ended October 31, 2008, Alger Spectra Fund, Alger Green Fund, Alger Analyst Fund, Alger International Opportunities Fund and Alger Technology Fund paid Fred Alger & Company, Incorporated ("Alger Inc."), an affiliate of Alger Management, $659,987, $30,831, $1,782, $538 and $670, respectively, in connection with securities transactions.

(d) Trustees' Fees: Each Fund pays each trustee who is not affiliated with Alger Management or its affiliates $500 for each meeting attended, to a maximum of $2,000 per annum. The Chairman of the Board of Trustees receives an additional annual fee of $10,000 which is paid, pro rata, by all funds managed by Alger Management. Additionally, each member of the audit committee receives an additional $50 from each Fund for each audit committee meeting attended, to a maximum of $200 per annum.

(e) Distribution/Shareholder Servicing Fees: The Trust entered into a shareholder servicing agreement with Alger Inc. whereby Alger Inc. provides the Fund with ongoing servicing of shareholder accounts. As compensation for such services, the Fund pays Alger Inc. a monthly fee at an annual rate equal to .25% of the value of the Fund's average daily net assets. The shareholder servicing agreement was terminated on February 28, 2007. On March 1, 2007 and amended September 24, 2008, the Funds adopted a distribution plan pursuant to which each share class of each Fund pays Alger Inc. a fee at the annual rate listed below of the respective average daily net assets of each share class of the designated Funds to compensate Alger Inc. for its activities and expenses incurred in distributing the share class. Fees charged may be more or less than the expenses incurred by Alger Inc.

Share Class	Fee Rate
N	0.25%
A	0.25%
C	1.00%
I	0.25%

(f) Other Transactions with Affiliates: Certain trustees and officers of the Trust are directors and officers of Alger Management, Alger Inc. and Alger Services. At October 31, 2008, Alger Management and its affiliates owned 202,008 shares and
233,682 shares of the Alger International Opportunities Fund and the Alger Analyst Fund, respectively.

THE ALGER FUNDS II |

NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 3 — Securities Transactions:

The following summarizes the securities transaction by the Trust, other than short-term securities, for the year ended October 31, 2008:

	PURCHASES	SALES
Alger Spectra Fund	$807,768,219	$831,021,049
Alger Green Fund	46,460,969	23,992,169
Alger Analyst Fund	2,563,771	2,573,368
Alger International Opportunities Fund	3,182,680	2,203,336
Alger Technology Fund	1,250,045	1,209,259

Written call and put option activity for the year ended October 31, 2008 was as follows:

	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
SPECTRA FUND
Options outstanding at October 31, 2007	—	$—
Options written	2,116	860,017
Options closed or expired	(2,116)	(860,017)
Options exercised	—	—
Options outstanding at October 31, 2008	—	$—
GREEN FUND
Options outstanding at October 31, 2007	18	$6,966
Options written	78	20,826
Options closed or expired	(96)	(27,792)
Options exercised	—	—
Options outstanding at October 31, 2008	—	$—

NOTE 4 — Lines of Credit:

The Trust participated in a $50 million committed line of credit with other mutual funds managed by Alger Management through March 14, 2008. All borrowings had variable interest rates and were payable on demand. To the extent the Funds borrow under these lines, the Funds must pledge securities with a total value of at least twice the amount borrowed. Effective March 17, 2008, the Funds borrows from its custodian on an uncommitted basis.

For the year ended October 31, 2008, the Alger Spectra Fund had borrowings which averaged $143,374 at a weighted average interest rate of 5.06%.

THE ALGER FUNDS II |

NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 5 — Share Capital:

(a) The Trust has an unlimited number of authorized shares of beneficial interest of $.001 par value which are presently divided into five series.

During the year ended October 31, 2008, transactions of shares of beneficial interest were as follows:

	SHARES	AMOUNT
ALGER SPECTRA FUND
Class A:
Shares sold	7,743,896	$83,315,712
Shares redeemed	(11,169,039)	(111,479,706)
Net decrease	(3,425,143)	$(28,163,994)
Class C**:
Shares sold	12,768	$109,840
Class I**:
Shares sold	11,390	$100,000
ALGER GREEN FUND
Class A:
Shares sold	4,475,056	$30,118,066
Dividends reinvested	47,758	357,227
Shares redeemed	(1,325,378)	(7,691,512)
Net increase	3,197,436	$22,783,781
Class C**:
Shares sold	19,872	$110,000
Class I**:
Shares sold	17,699	$100,000
ALGER ANALYST FUND
Class A:
Shares sold	4,431	$43,969
Dividends reinvested	10,190	111,272
Shares redeemed	(29,070)	(244,913)
Net decrease	(14,449)	$(89,672)
Class C**:
Shares sold	11,696	$100,000
Class I**:
Shares sold	11,696	$100,000

THE ALGER FUNDS II |

NOTES TO FINANCIAL STATEMENTS (Continued)

	SHARES	AMOUNT
ALGER INTERNATIONAL FUND
Class A:
Shares sold	168,676	$1,857,745
Dividends reinvested	2,612	31,947
Shares redeemed	(141,396)	(1,447,603)
Net increase	29,892	$442,089
Class C**:
Shares sold	11,274	$100,000
Class I**:
Shares sold	11,274	$100,000
ALGER TECHNOLOGY FUND
Class A*:
Shares sold	109,723	$289,628
Shares issued in reorganization	262,723	895,886
Shares redeemed	(116,890)	(331,947)
Net increase	255,556	$853,567
Class C**:
Shares sold	4,880	$10,900
Shares redeemed	(513)	(888)
Net increase	4,367	$10,012
Class I**:
Shares sold	4,367	$10,000

*  For the period from December 8, 2007 to April 30, 2008.

**  Initially offered September 24, 2008.

THE ALGER FUNDS II |

NOTES TO FINANCIAL STATEMENTS (Continued)

During the period ended October 31, 2007, transactions of shares of beneficial interest were as follows:

	SHARES	AMOUNT
ALGER SPECTRA FUND CLASS N
Shares sold	10,351,387	$107,050,527
Shares redeemed	(5,397,049)	(52,343,999)
Net increase	4,954,338	$54,706,528
ALGER GREEN FUND
Class N*
Shares sold	1,273,942	$8,721,256
Shares issued in reorganization	630,628	3,935,701
Shares redeemed	(164,773)	(1,113,395)
Net increase	1,739,797	$11,543,562
Class I
Shares sold	16,029	$109,079
Dividends reinvested	46,165	290,688
Shares redeemed in reorganization	(430,838)	(2,688,841)
Shares redeemed	(1,346)	(8,571)
Net decrease	(369,990)	$(2,297,645)
Class R
Shares sold	111,099	$719,466
Dividends reinvested	11,561	71,285
Shares redeemed in reorganization	(204,297)	(1,246,860)
Shares redeemed	(34,521)	(217,693)
Net decrease	(116,158)	$(673,802)
ALGER ANALYST FUND CLASS N**
Shares sold	221,561	$2,236,720
ALGER INTERNATIONAL OPPORTUNITIES FUND CLASS N***
Shares sold	274,508	$2,877,818
Shares redeemed	(6,668)	(73,182)
Net increase	267,840	$2,804,636

*  Initially offered January 12, 2007.

**  Initially offered April 2, 2007.

***  Initially offered March 1, 2007.

THE ALGER FUNDS II |

NOTES TO FINANCIAL STATEMENTS (Continued)

During the period from September 1, 2007 to December 7, 2007, transactions of shares of beneficial interest were as follows:

	SHARES	AMOUNT
SM&R ALGER TECHNOLOGY FUND
Class A
Shares sold	6,369	$29,471
Dividends reinvested	42,513	141,570
Shares redeemed	(54,513)	(237,618)
Net decrease	(5,631)	$(66,577)
Class B
Shares sold	1,867	$8,252
Dividends reinvested	15,330	50,896
Shares redeemed	(37,407)	(159,361)
Net decrease	(20,210)	$(100,213)

During the year ended August 31, 2007, transactions of beneficial interest were as follows:

	SHARES	AMOUNT
SM&R ALGER TECHNOLOGY FUND
Class A
Shares sold	48,193	$186,260
Shares redeemed	(125,213)	(481,922)
Net decrease	(77,020)	$(295,662)
Class B
Shares sold	7,998	$29,786
Shares redeemed	(28,175)	(104,062)
Net decrease	(20,177)	$(74,276)

(b) Redemption Fee: The Funds may impose a 2.00% redemption fee on Fund shares redeemed (including shares redeemed by exchange) within 30 days after such shares were acquired. The fees retained by the Funds are included as paid-in capital on the Statement of Assets and Liabilities and were as follows:

	For the year ended October 31, 2008	For the year ended October 31, 2007
Alger Spectra Fund	$12,015	$10,947
Alger Green Fund	8,949	—
Alger International Opportunities Fund	10,219	—
Alger Technology	787	—

THE ALGER FUNDS II |

NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 6 — Tax Character of Distributions to Shareholders:

The tax character of distributions paid during the year ended October 31, 2008 and the year ended October 31, 2007 were as follows:

	YEAR ENDED OCTOBER 31, 2008	YEAR ENDED OCTOBER 31, 2007
ALGER GREEN FUND
Distributions paid from:
Ordinary income	$221,757	$251,131
Long-term capital gain	167,417	183,489
Total distributions paid	$389,174	$434,620
ALGER ANALYST FUND
Distributions paid from:
Ordinary income	$113,818	$—
Long-term capital gain	—	—
Total distributions paid	$113,818	$—
ALGER INTERNATIONAL FUND
Distributions paid from:
Ordinary income	$35,069	$—
Long-term capital gain	—	—
Total distributions paid	$35,069	$—

The tax character of distributions paid during the period from September 1, 2007 to December 7, 2007 and the year ended August 31, 2007 were as follows:

	FOR THE PERIOD FROM SEPTEMBER 1, 2007 TO DECEMBER 7, 2007	YEAR ENDED AUGUST 31, 2007
SM&R ALGER TECHNOLOGY FUND
Distributions paid from:
Ordinary income	$33,798	$—
Long-term capital gain	185,367	—
	$219,165	$—

THE ALGER FUNDS II |

NOTES TO FINANCIAL STATEMENTS (Continued)

As of October 31, 2008, the components of distributable earnings on a tax basis were as follows:

ALGER SPECTRA FUND
Undistributed ordinary capital	$—
Undistributed long-term gain	—
Unrealized appreciation	$(62,914,861)
ALGER GREEN FUND
Undistributed ordinary capital	$—
Undistributed long-term gain	$—
Unrealized appreciation	$(8,203,193)
ALGER ANALYST FUND
Undistributed ordinary capital	$—
Undistributed long-term gain	—
Unrealized appreciation	$(593,083)
ALGER INTERNATIONAL OPPORTUNITIES
Undistributed ordinary capital	$28,737
Undistributed long-term gain	—
Unrealized appreciation	$(1,383,140)
ALGER TECHNOLOGY FUND
Undistributed ordinary capital	$—
Undistributed long-term gain	—
Unrealized appreciation	$(204,572)

At October 31, 2008, the Funds, for federal income tax purposes, had capital loss carryforwards which expire as set forth in the table below. These amounts may be applied against future net realized gains until the earlier of their utilization or expiration.

THE ALGER FUNDS II |

NOTES TO FINANCIAL STATEMENTS (Continued)

EXPIRATION DATE

	2009	2010	2016	TOTAL
Alger Spectra Fund	$43,979,856	$107,067,302	$32,614,066	$183,661,224
Alger Green Fund	—	—	$3,405,278	$3,405,278
Alger Analyst Fund	—	—	$226,801	$226,801
Alger International Opportunities	—	—	$46,404	$46,404
Alger Technology Fund	—	—	$59,550	$59,550

NOTE 7 — Litigation:

Alger Management has responded to inquiries, document requests and/or subpoenas from various regulatory authorities, in connection with their investigations of practices in the mutual fund industry identified as "market timing" and "late trading." On October 11, 2006, Alger Management, Alger Inc. and Alger Shareholder Services, Inc. executed an Assurance of Discontinuance with the Office of the New York State Attorney General ("NYAG"). On January 18, 2007 the Securities and Exchange Commission issued an order implementing settlements reached with Alger Management and Alger Inc. As part of the settlements with the Commission and the NYAG, without admitting or denying liability, the firms paid $30 million to reimburse fund shareholders and a fine of $10 million; and agreed to certain other remedial measures including a reduction in management fees of $1 million per year for five years. The entire $40 million and fee reduction will be available for the benefit of investors. Alger Management has advised the Funds that the settlement has not adversely affected the operations of Alger Management, Alger Inc. or their affiliates, or adversely affected their ability to continue to provide services to the Funds.

On August 31, 2005, the West Virginia Securities Commissioner (the "WVSC") in an ex parte Summary Order to Cease and Desist and Notice of Right to Hearing concluded that Alger Management and Alger Inc. had violated the West Virginia Uniform Securities Act (the "WVUSA"), and ordered Alger Management and Alger Inc. to cease and desist from further violations of the WVUSA by engaging in the market-timing related conduct described in the order. The ex parte order provided notice of their right to a hearing with respect to the violations of law asserted by the WVSC. Other firms unaffiliated with Alger Management were served with similar orders. Alger Management and Alger Inc. intend to request a hearing for the purpose of seeking to vacate or modify the order.

In addition, in 2003 and 2004 several purported class actions and shareholder derivative suits were filed against various parties in the mutual fund industry, including Alger Management, certain mutual funds managed by Alger Management (the "Alger Mutual Funds"), and certain current and former Alger Mutual Fund

THE ALGER FUNDS II |

NOTES TO FINANCIAL STATEMENTS (Continued)

trustees and officers, alleging wrongful conduct related to market-timing and late-trading by mutual fund shareholders. These cases were transferred to the U.S. District Court of Maryland by the Judicial Panel on Multidistrict Litigation for consolidated pre-trial proceedings. In September 2004, consolidated amended complaints involving these cases — a Consolidated Amended Fund Derivative Complaint (the "Derivative Complaint") and two substantially identical Consolidated Amended Class Action Complaints (together, the "Class Action Complaint") — were filed in the Maryland federal district court under the caption number 1:04-MD-15863 (JFM). In April 2005, a civil lawsuit involving similar allegations was filed by the West Virginia Attorney General and also transferred to the Maryland District Court, but such lawsuit has since been withdrawn.

The Derivative Complaint (which was later amended a second time) alleged (i) violations, by Alger Management and, depending on the specific offense alleged, by Alger Inc. and/or the fund trustee defendants, of Sections 36(a), 36(b), 47, and 48 of the Investment Company Act of 1940, as amended, (the "1940 Act") and of Sections 206 and 215 of the Investment Advisers Act of 1940, as amended, breach of fiduciary duty, and breach of contract, (ii) various offenses by other third-party defendants, and (iii) unjust enrichment by all the named defendants. The Class Action Complaint alleged, in addition to the offenses listed above, (i) violations, by Alger Management, Alger Inc., their affiliates, the funds named as defendants, including the Funds, and the current and former fund trustees and officers, of Sections 11, 12(a)(2), and 15 of the Securities Act of 1933, as amended, Sections 10(b) (and Rule 10b-5 thereunder) and 20(a) of the Securities Exchange Act of 1934, as amended, (the "1934 Act"), and Section 34(b) of the Investment Company Act, (ii) breach of contract by the funds named as defendants, and (iii) unjust enrichment of the defendants.

Motions to dismiss the Class Action Complaint and the Derivative Complaint were subsequently filed.

As a result of a series of court orders, all claims in the Class Action Complaint and the Derivative Complaint have been dismissed, other than claims under the 1934 Act against Alger Management, Alger Inc., Alger Associates, Inc. and Alger Shareholder Services, Inc., and certain present and former members of the senior management of Alger Management and/or Alger Inc., and claims under Section 36(b) of the Investment Company Act against Alger Management, Alger Inc., Alger Associates, Inc. and Alger Shareholder Services, Inc.

The class and derivative suits have been settled in principle, but such settlement is subject to court approval.

THE ALGER FUNDS II |

NOTES TO FINANCIAL STATEMENTS (Continued)

Note 8 — Acquisition of SM&R Alger Technology Fund

On December 7, 2007, the Spectra Technology Fund ("Spectra Tech") acquired all the net assets of the SM&R Alger Technology Fund ("SM&R Tech") pursuant to a plan of reorganization approved by the Fund's shareholders on November 26, 2007. The acquisition was accomplished by a tax-free exchange of 262,723 shares of Spectra Tech, valued at $895,886, for the 262,723 shares of SM&R Tech outstanding on December 7, 2007. SM&R Tech's net assets of $895,886, including $141,627 of unrealized appreciation, were combined with those of Spectra Tech. The combined net assets of Spectra Tech and SM&R Tech were $895,886 immediately after the acquisition.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
The Alger Funds II:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Alger Spectra Fund, Alger Green Fund, Alger Spectra International Opportunities Fund and Alger Analyst Fund (which are series of The Alger Funds II), as of October 31, 2008, and the related statements of operations for the period then ended, and the statements of changes in net assets and the financial highlights for each of the periods indicated therein. We have also audited the statement of assets and liabilities, including the schedule of investments, of The Alger Technology Fund (which is a series of The Alger Funds II), as of October 31, 2008, and the related statements of operations and changes in net assets and the financial highlights for the period December 8, 2007 to October 31, 2008. The financial statements and financial highlights of The Alger Technology Fund for the periods prior to December 8, 2007 were audited by other auditors whose reports dated June 20, 2008 and September 16, 2005 expressed unqualified opinions on those statements. These financial statements and financial highlights are the responsibility of the The Alger Funds II's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above, and audited by us, present fairly, in all material respects, the financial position of The Alger Funds II at October 31, 2008, the results of its operations for the period then ended, and the changes in its net assets and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

December 16, 2008
New York, N.Y.

THE ALGER FUNDS II

ADDITIONAL INFORMATION (Unaudited)

Shareholder Expense Example

As a shareholder of the Funds, you incur two types of costs: transaction costs, if applicable, including redemption fees; and ongoing costs, including advisory fees, distribution (12b-1) fees, if applicable, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the six-month period starting May 1, 2008 and ending October 31, 2008.

Actual Expenses

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you would have paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) and redemption fees. Therefore, the second line under each class of shares in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

THE ALGER FUNDS II

ADDITIONAL INFORMATION (Unaudited) (Continued)

		Beginning Account Value May 1, 2008	Ending Account Value October 31, 2008	Expenses Paid During the Period May 1, 2008 to October 31, 2008(b)	Ratio of Expenses to Average Net Assets For the Six Months Ended October 31, 2008(c)
ALGER SPECTRA FUND
Class A	Actual	$1,000.00	$674.60	$6.44	1.53%
	Hypothetical(a)	1,000.00	1,017.44	7.76	1.53
Class C	Actual	1,000.00	805.20	10.21	2.25
	Hypothetical(a)	1,000.00	1,013.83	11.39	2.25
Class I	Actual	1,000.00	805.20	5.67	1.25
	Hypothetical(a)	1,000.00	1,018.85	6.34	1.25
ALGER GREEN FUND
Class A	Actual	$1,000.00	$657.00	$5.21	1.25%
	Hypothetical(a)	1,000.00	1,018.85	6.34	1.25
Class C	Actual	1,000.00	798.20	9.04	2.00
	Hypothetical(a)	1,000.00	1,015.08	10.13	2.00
Class I	Actual	1,000.00	800.00	5.66	1.25
	Hypothetical(a)	1,000.00	1,018.85	6.34	1.25
ALGER ANALYST FUND
Class A	Actual	$1,000.00	$657.70	$5.00	1.20%
	Hypothetical(a)	1,000.00	1,019.10	6.09	1.20
Class C	Actual	1,000.00	767.30	8.66	1.95
	Hypothetical(a)	1,000.00	1,015.33	9.88	1.95
Class I	Actual	1,000.00	767.30	5.33	1.20
	Hypothetical(a)	1,000.00	1,019.10	6.09	1.20
ALGER INTERNATIONAL OPPORTUNITIES FUND
Class A	Actual	$1,000.00	$548.00	$6.42	1.65%
	Hypothetical(a)	1,000.00	1,016.84	8.36	1.65
Class C	Actual	1,000.00	718.20	10.37	2.40
	Hypothetical(a)	1,000.00	1,013.07	12.14	2.40
Class I	Actual	1,000.00	718.20	6.05	1.40
	Hypothetical(a)	1,000.00	1,018.10	7.10	1.40
ALGER TECHNOLOGY FUND
Class A	Actual	$1,000.00	$609.80	$5.67	1.40%
	Hypothetical(a)	1,000.00	1,018.10	7.10	1.40
Class C	Actual	1,000.00	755.50	9.49	2.15
	Hypothetical(a)	1,000.00	1,014.33	10.89	2.15
Class I	Actual	1,000.00	755.50	5.52	1.25
	Hypothetical(a)	1,000.00	1,018.85	6.34	1.25

(a)  5% annual return before expenses.

(b)  Expenses are equal to the annualized expense ratio of the respective fund multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expense ratios for Class C and I are from 9/24/08 (commencement of operations) to 10/31/08 annualized.

(c)  Annualized.

THE ALGER FUNDS II

ADDITIONAL INFORMATION (Unaudited) (Continued)

Tax Information (Unaudited)

In accordance with subchapter M of the Internal Revenue Code of 1986, as amended, for the year ended October 31, 2008, 17.06%, 5.88% and 0% of the Alger Green Fund, Alger Analyst Fund, and the Alger International Opportunities Fund's ordinary dividend qualified for the dividends received deduction for corporations. For the year ended October 31, 2008, certain dividends paid by the funds may be subject to a maximum rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, the following represents the maximum amount that may be considered qualified dividend income:

Green Fund	$204,640
Analyst Fund	$11,280
International Opportunities Fund	$35,069

Under Section 853(c)(2), The Alger International Opportunities Fund, intends to pass through a foreign tax credit of $8,000, with associated gross foreign source income of $60,440.

Shareholders should not use the above information to prepare their tax returns. Since the trust's fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2008. Such notification, which will reflect the amount to be used by taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 2009. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Trust.

Proxy Voting Policies

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities and the proxy voting record is available, without charge, by calling (800) 711-6141 or online on the Funds' website at http://www.alger.com or on the SEC's website at http://www.sec.gov.

Fund Holdings

The Funds' most recent month end portfolio holdings are available approximately sixty days after month end on the Funds' website at www.alger.com. The Funds also files their complete schedules of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. The Funds' Forms N-Q is available online on the SEC's website at www.sec.gov or may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. A copy of the most recent quarterly holdings may also be obtained from the Funds by calling (800) 711-6141.

THE ALGER FUNDS II

ADDITIONAL INFORMATION (Unaudited) (Continued)

Trustees and Officers of the Fund

Information about the Trustees and officers of the Fund is set forth below. In the table the term "Alger Fund Complex" refers to the Fund, The Alger Funds, The Alger American Fund, The Alger Institutional Funds, Alger China-U.S. Growth Fund and Castle Convertible Fund, Inc., each of which is a registered investment company managed by Fred Alger Management, Inc. ("Alger Management"). Each Trustee serves until an event of termination, such as death or resignation, or until his successor is duly elected; each officer's term of office is one year. Unless otherwise noted, the address of each person named below is 111 Fifth Avenue, New York, NY 10003.

Name, Age, Position with the Fund	Principal Occupations	Trustee and/or Officer Since	Number of Portfolios in the Alger Fund Complex which are Overseen by Trustee
INTERESTED TRUSTEES

Hilary M. Alger, CFA (47)	Director of Development, Pennsylvania Ballet since 2004; Associate Director of Development, College of Arts and Sciences and Graduate School, University of Virginia 1999–2003.	2003	27

NON-INTERESTED TRUSTEES

Charles F. Baird, Jr. (55)	Managing Partner of North Castle Partners, a private equity securities group; Chairman of Leiner Health Products, Enzymatic Therapy and Caleel & Hayden (skincare business); former Chairman of Elizabeth Arden Day Spas, Naked Juice, Equinox (fitness company) and EAS (manufacturer of nutritional products). Formerly Managing Director of AEA Investors, Inc.	2000	27

Roger P. Cheever (63)	Senior Associate Dean of Development, Harvard University. Formerly Deputy Director of the Harvard College Fund.	2000	27

Lester L. Colbert, Jr. (74)	Private investor since 1988. Formerly, Chairman of the Board, President and Chief Executive Officer of Xidex Corporation (manufacturer of computer information media).	2000	27

THE ALGER FUNDS II

ADDITIONAL INFORMATION (Unaudited) (Continued)

Name, Age, Position with the Fund	Principal Occupations	Trustee and/or Officer Since	Number of Portfolios in the Alger Fund Complex which are Overseen by Trustee
NON-INTERESTED TRUSTEES (continued)

Stephen E. O'Neil (76)	Attorney; Private investor since 1981. Formerly of Counsel to the law firm of Kohler & Barnes.	1993	27

David Rosenberg (46)	Associate Professor of Law since January 2006 (Assistant Professor 2000-2005), Zicklin School of Business, Baruch College, City University of New York.	2007	27

Nathan E. Saint-Amand, M.D. (70)	Medical doctor in private practice; Member of the Board of the Manhattan Institute (non-profit policy research) since 1988. Formerly Co-Chairman, Special Projects Committee, Memorial Sloan Kettering.	1993	27

OFFICERS

Daniel C. Chung (46) President	President since September 2003 and Chief Investment Officer and Director since 2001 of Alger Management; President since 2003 and Director since 2001 of Alger Associates, Fred Alger International Advisory S.A. (Director since 2003) and Analysts Resources, Inc. ("ARI"). Formerly, Director of the Fund from 2001-2006.	2001	N/A

Hal Liebes (44) Secretary	Executive Vice President, Director, Chief Legal Officer, Chief Operating Officer, and Secretary of Fred Alger & Company, Incorporated and Alger Management; Director since 2006 of Alger Associates, and ARI. Formerly Chief Compliance Officer of AMVESCAP PLC from 2004-2005; U.S. General Counsel from 1994-2002 and Global General Counsel from 2002-2004 of Credit Suisse Asset Management.	2005	N/A

Michael D. Martins (43) Treasurer	Senior Vice President of Alger Management; Assistant Treasurer from 2005 to 2006 of the Fund. Formerly Vice President, Brown Brothers Harriman & Co. from 1997–2004.	2005	N/A

THE ALGER FUNDS II

ADDITIONAL INFORMATION (Unaudited) (Continued)

Name, Age, Position with the Fund	Principal Occupations	Trustee and/or Officer Since	Number of Portfolios in the Alger Fund Complex which are Overseen by Trustee
OFFICERS (continued)

Lisa A. Moss (43) Assistant Secretary	Vice President and Assistant General Counsel of Alger Management since June 2006. Formerly, Director of Merrill Lynch Investment Managers, L.P. from 2005–2006; Assistant General Counsel of AIM Management, Inc. from 1995–2005.	2006	N/A

Barry J. Mullen (55) Chief Compliance Officer	Senior Vice President and Director of Compliance of Alger Management since May 2006. Formerly, Director of BlackRock, Inc. from 2004–2006; Vice President of J.P. Morgan Investment Management from 1996–2004.	2006	N/A

Raymond Pinelli (52) Senior Vice President	Senior Vice President of Alger Management since August 2001.	2006	N/A

Anthony S. Caputo (53) Assistant Treasurer	Employed by Alger Management since 1986, currently serving as Vice President.	2007	N/A

Sergio M. Pavone (47) Assistant Treasurer	Employed by Alger Management since 2002, currently serving as Vice President.	2007	N/A

Ms. Alger and Mr. Chung are "interested persons" (as defined in the Investment Company Act) of the Fund because of their affiliations with Alger Management. No Trustee is a director of any public company except as may be indicated under "Principal Occupations."

The Statement of Additional Information contains additional information about the Fund's Trustees and is available without charge upon request by calling (800) 992-3863.

Investment Management Agreement Renewal (Unaudited)

At an in-person meeting held on September 9, 2008, the Trustees of The Alger Funds II (formerly The Spectra Funds) (the "Trust"), including the Independent Trustees, unanimously approved renewal of the Investment Advisory Agreement between the Trust and Alger Management (the "Agreement"). The Independent Trustees were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Alger Management.

In evaluating the Agreement, the Trustees drew on materials that they had requested and which were provided to them in advance of the meeting by Alger Management and by counsel. The materials covered, among other matters, (i) the nature, extent and

THE ALGER FUNDS II

ADDITIONAL INFORMATION (Unaudited) (Continued)

quality of the services provided by Alger Management under the Agreement, (ii) the investment performance of the Trust's portfolios (each a "Fund"), (iii) the costs to Alger Management of its services and the profits realized by Alger Management and Alger Inc. from their relationship with the Trust, and (iv) the extent to which economies of scale would be realized if and as the Funds grow and whether the fee levels in the Agreement reflect these economies of scale. These materials included an analysis of the Funds and Alger Management's services by Callan Associates Inc. ("Callan"), an independent consulting firm whose specialties include assistance to fund trustees and directors in their review of advisory contracts pursuant to section 15(c) of the 1940 Act. At the meeting, senior Callan personnel provided a presentation to the Trustees based on the Callan materials.

In deciding whether to approve renewal of the Agreement, the Trustees considered various factors, including those enumerated above. They also considered other direct and indirect benefits to Alger Management and its affiliates from their relationship with the Trust.

NATURE, EXTENT AND QUALITY OF SERVICES

In considering the nature, extent and quality of the services provided by Alger Management pursuant to the Agreement, the Trustees relied on their prior experience as Trustees of the Trust, their familiarity with the personnel and resources of Alger Management and its affiliates, and the materials provided at the meeting. They noted that under the Agreement Alger Management is responsible for managing the investment operations of the Funds. They also noted that administrative, compliance, reporting and accounting services necessary for the conduct of the Trust's affairs are provided under the separate Administration Agreement. The Trustees reviewed the background and experience of Alger Management's senior investment management personnel, including the individuals currently responsible for the investment operations of the Funds. They also considered the resources, operational structures and practices of Alger Management in managing each Fund's portfolio, as well as Alger Management's overall investment management business. They noted especially Alger Management's established expertise in managing portfolios of "growth" stocks and that, according to an analysis provided by Callan, the characteristics of each Fund had been typical of a fund that holds itself out to investors as growth-oriented. The Trustees concluded that Alger Management's experience, resources and strength in the areas of importance to the Funds are considerable. The Trustees considered the level and depth of Alger Management's ability to execute portfolio transactions to effect investment decisions, including those through Alger Inc. The Trustees also considered the ongoing enhancements to the control and compliance environment at Alger Management and within the Trust.

INVESTMENT PERFORMANCE OF THE FUNDS

Drawing upon information provided at the meeting by Alger Management as well as Callan and upon reports provided to the Trustees by Alger Management throughout the preceding year, the Trustees reviewed each Fund's returns for the year-to-date (at 6/30/08), last-quarter, and 1-year, 3-year, 5-year, and 10-year periods to the extent available (and

THE ALGER FUNDS II

ADDITIONAL INFORMATION (Unaudited) (Continued)

its year-by-year returns) and compared them with benchmark and peer-group data for the same periods. They noted that the performance of each of the Funds, which had generally been satisfactory (and in some cases excellent) in recent periods (or longer), was disappointing for the year to date. Noting that the 2008 market environment for stocks in general and for "growth" stocks in particular had thus far been challenging in 2008, the Trustees discussed the Funds' recent performance with Alger Management and the performance prospects for the remainder of the year and beyond. They noted that in all cases except that of The Alger Green Fund (whose investment approach had recently been revised), performance had shown a distinct upturn for the quarter ended June 30, 2008.

FUND FEES AND EXPENSE RATIOS; PROFITABILITY TO ALGER MANAGEMENT AND ITS AFFILIATES

The Trustees considered the profitability of the Investment Advisory Agreement to Alger Management and its affiliates, and the methodology used by Alger Management in determining such profitability. The Trustees reviewed previously-provided data on each Fund's profitability to Alger Management and its affiliates for the year ended June 30, 2008. In addition, the Trustees reviewed each Fund's management fee and expense ratio and compared them with a group of comparable funds. In order to assist the Trustees in this comparison, Callan had provided the Trustees with comparative information with respect to fees paid, and expense ratios incurred, by similar funds. That information indicated that the fee and expense ratio for Spectra Fund were significantly higher than most of the fees and expense ratios in the Callan reference group. However, at the meeting Alger Management agreed to lower the advisory fee for Spectra Fund by approximately 38%, which could be expected to bring the Fund's fee and expense ratio down to more satisfactory levels. The expense ratios for the other Funds and the fees for all but The Alger Green Fund were above the respective medians. The Trustees determined that this information should be taken into account in weighing the size of the fee against the nature, extent and quality of the services provided. After discussing with representatives of the Adviser and Callan the methodologies used in computing the costs that formed the bases of the profitability calculations, the Trustees turned to the profitability data provided. After analysis and discussion, they concluded that, to the extent that Alger Management's and its affiliates' relationships with the Funds had been profitable to either or both of those entities, the profit margin in each case was not unacceptable.

ECONOMIES OF SCALE

On the basis of their discussions with management and their analysis of information provided at the meeting, the Trustees determined that the nature of the Funds and their operations is such that Alger Management is likely to realize economies of scale in the management of the Funds at some point as each grows in size, but that adoption of breakpoints in one or more advisory fees, while possibly appropriate at a later date, could await further analysis of the sources and potential scale of the economies and the fee structure that would best reflect them. Accordingly, the Trustees requested that Alger Management address this topic with the Trustees at future meetings.

THE ALGER FUNDS II

ADDITIONAL INFORMATION (Unaudited) (Continued)

OTHER BENEFITS TO ALGER MANAGEMENT

The Trustees considered whether Alger Management benefits in other ways from its relationship with the Trust. They noted that Alger Management maintains soft-dollar arrangements in connection with the Funds' brokerage transactions, reports on which are regularly supplied to the Trustees at their quarterly meetings and summaries of which, listing soft-dollar commissions by Fund through June 30, 2008 and December 31, 2007, had been included in the materials supplied prior to the meeting. The Trustees also noted that Alger, Inc. provides a substantial portion of the Funds' equity brokerage and receives shareholder servicing fees from the Funds as well, and that Alger Management receives fees from the Funds under a shareholder administrative services agreement. The Trustees had been provided with information regarding, and had considered, the brokerage and shareholder servicing fee benefits in connection with their review of the profitability to Alger Management and its affiliates of their relationships with the Funds. As to other benefits received, the Trustees decided that none were so significant as to render Alger Management's fees excessive.

CONCLUSIONS AND DETERMINATIONS

At the conclusion of these discussions, each of the Independent Trustees expressed the opinion that he had been furnished with sufficient information to make an informed business decision with respect to renewal of the Trust's Investment Advisory Agreement. Based on its discussions and considerations as described above, the Board made the following conclusions and determinations, as to each Fund:

  The Board concluded that the nature, extent and quality of the services provided by Alger Management are adequate and appropriate.

  The Board was satisfied with the performance of the Funds on a relatively longer-term basis (although Alger International Opportunities Fund and Alger Analyst Fund had been operating for little more than a year in each case), but determined to monitor the progress of Alger Management's steps to improve the performance of the Funds by comparison with that of the first half of 2008.

  The Board concluded that each advisory fee paid to Alger Management was reasonable in light of comparative performance and expense and advisory fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by Alger Management from the relationship with the applicable Fund.

  The Board determined that there were not at this time significant economies of scale to be realized by Alger Management in managing the Funds' assets but that, to the extent that material economies of scale should be realized in the future, the Board would seek to ensure that they were shared with the applicable Fund.

The Board considered these conclusions and determinations and, without any one factor being dispositive, determined with respect to each Fund that renewal of the Investment Advisory Agreement was in the best interests of the Fund and its shareholders.

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THE ALGER FUNDS II

111 Fifth Avenue

New York, NY 10003

(800) 992-3863

www.alger.com

Investment Manager

Fred Alger Management, Inc.

111 Fifth Avenue

New York, NY 10003

Transfer Agent and Dividend Disbursing Agent

Boston Financial Data Services, Inc.

P.O. Box 8480

Boston, MA 02266

This report is submitted for the general information of the shareholders of The Spectra Funds. It is not authorized for distribution to prospective investors unless accompanied by an effective Prospectus for the Funds, which contains information concerning the Funds' investment policies, fees and expenses as well as other pertinent information.

Go Paperless with Alger Electronic Delivery Service

Alger is pleased to provide you with the ability to access regulatory materials online. When documents such as prospectuses and annual and semi-annual reports are available, we'll send you an e-mail notification with a convenient link that will take you directly to the fund information on our website. To sign up for this free service, simply enroll at www.icsdelivery.com/alger.

SAS 103108

ITEM 2.  CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b) Not applicable.

(c)          The Registrant has amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto whereby the code applies to officers of the registrant rather than officers of the investment advisor and other related entities.

(d)         The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e)          Not applicable.

(f)            The Registrant’s Code of Ethics is attached as an Exhibit hereto.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the Registrant determined that Stephen E. O’Neil is an audit committee financial expert (within the meaning of that phrase specified in the instructions to Form N-CSR) on the Registrant’s audit committee.  Mr. O’Neil is an “independent” trustee — i.e., he is not an interested person of the Registrant as defined in the Investment Company Act of 1940, nor has he accepted directly or indirectly any consulting, advisory or other compensatory fee from the Registrant, other than in his capacity as Trustee.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees:

October 31, 2008	$131,250
October 31, 2007	$100,000

b) Audit-Related Fees: NONE

c) Tax Fees for tax advice, tax compliance and tax planning:

October 31, 2008	$17,700
October 31, 2007	$4,110

d) All Other Fees:

October 31, 2008	$16,100
October 31, 2007	$19,100

Other fees include a review and consent for Registrants registration statement filing and a review of the semi-annual financial statements.

e) 1) Audit Committee Pre-Approval Policies And Procedures:

Audit and non-audit services provided by the Registrant’s independent registered public accounting firm (the “Auditors”) on behalf the Registrant must be pre-approved by the Audit Committee.  Non-audit services provided by the Auditors on behalf of the Registrant’s Investment Adviser or any entity controlling, controlled by, or under common control with the Investment Adviser must be pre-approved by the Audit Committee if such non-audit services directly relate to the operations or financial reporting of the Registrant.

2) All fees in item 4(b) through 4(d) above were approved by the Registrants’ Audit Committee.

f) Not Applicable

g) Non-Audit Fees:

October 31, 2008	$282,950 and 15,068 Euros
October 31, 2007	$282,811 and 70,773 Euros

h) The audit committee of the board of trustees has considered whether the provision of the non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control, with the adviser that provides ongoing services to the registrant that were not approved pursuant to (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principle accountant’s independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6.  INVESTMENTS.

Not applicable

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this document.

(b) No changes in the Registrant’s internal control over financial reporting occurred during the Registrant’s second fiscal half-year that materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a) (1) Code of Ethics as Exhibit 99.CODE ETH

(a) (2) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(a) under the Investment Company Act of 1940 are attached as Exhibit 99.CERT

(b) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(b) under the Investment Company Act of 1940 are attached as Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Alger Funds II

By:	/s/Dan C. Chung

Dan C. Chung

President

Date: December 15, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Dan C. Chung

Dan C. Chung

President

Date: December 15, 2008

By:	/s/Michael D. Martins

Michael D. Martins

Treasurer

Date: December 15, 2008